EXHIBIT 99

Appendix A




                                          ABFC 2004-OPT1          [LOGO OMITTED]


FICO Score              Note: Cells in red font are calculations
----------

------------------------------------------------------------------------------------------------------------------------
FICO                      Total Balance                         LTV        Adjusted Balance[1]              WA Loan
                                   Amount           %[2]                   Amount                  %[2]     Balance
------------------------------------------------------------------------------------------------------------------------
FICO NA                        723,981.68          0.16%   > 65.0                 532,430.14      0.12%       120,663.61
0 - 500                        310,368.95          0.07%   > 65.0                 210,517.83      0.05%       103,456.32
500.01 - 550               104,444,996.30         23.20%   > 70.0              70,026,549.01     15.56%       155,193.16
550.01 - 575                56,032,039.18         12.45%   > 70.0              40,664,350.08      9.03%       155,644.55
575.01 - 600                63,296,111.38         14.06%   > 70.0              51,464,801.01     11.43%       154,758.22
600.01 - 620                60,169,989.54         13.37%   > 70.0              52,968,671.97     11.77%       160,882.32
620.01 - 650                81,442,152.96         18.09%   > 80.0              37,025,793.02      8.23%       159,377.99
650.01 - 680                45,190,062.41         10.04%   > 80.0              21,187,524.82      4.71%       161,393.08
680.01 - 700                18,042,717.89          4.01%   > 85.0               8,023,056.03      1.78%       165,529.52
700.01 - 750                16,059,326.79          3.57%   > 85.0               8,367,230.97      1.86%       163,870.68
750.01 - 800                 4,305,968.23          0.96%   > 85.0               1,408,805.33      0.31%       205,046.11
800 +                           91,689.35          0.02%   > 85.0                       0.00      0.00%        91,689.35
------------------------------------------------------------------------------------------------------------------------
TOTAL                      450,109,404.66        100.00%                      291,879,730.21     64.85%       158,210.69
------------------------------------------------------------------------------------------------------------------------
          FICO: Average               600                             Min:        500              Max:              802
                       ------------------                                 ------------------           -----------------


FICO Score (continued)
----------------------

-------------------------------------------------------------------------------------------------------------------
FICO                    WAC             WA FICO      WA LTV     WA DTI     % SFD/   % Owner  % Full Doc   % Cashout
                                                                              PUD      Occ.                    Refi
-------------------------------------------------------------------------------------------------------------------
FICO NA                       8.534           0       65.68      28.70      93.10     93.10       20.85       33.35
0 - 500                       7.882         500       69.05      28.64     100.00    100.00       51.73      100.00
500.01 - 550                  8.115         527       73.97      39.25      85.47     97.69       66.20       80.88
550.01 - 575                  7.843         563       75.60      37.62      87.47     97.36       68.80       79.78
575.01 - 600                  7.338         588       78.49      37.63      82.07     95.86       69.13       75.24
600.01 - 620                  7.120         610       80.90      36.94      87.60     92.66       67.63       63.09
620.01 - 650                  6.955         634       81.08      37.74      84.21     94.00       63.20       60.86
650.01 - 680                  6.745         664       80.71      37.89      87.72     90.75       54.67       58.48
680.01 - 700                  6.863         689       83.97      38.60      71.80     74.54       46.44       49.85
700.01 - 750                  6.799         717       83.62      37.22      72.97     70.62       32.90       38.90
750.01 - 800                  6.407         761       82.58      33.79      54.95     75.30       18.48       28.59
800 +                         5.375         802       73.60      29.87       0.00    100.00        0.00        0.00
-------------------------------------------------------------------------------------------------------------------
TOTAL                         7.378         600       78.51      37.93      84.24     93.24       62.89       68.38
-------------------------------------------------------------------------------------------------------------------


Debt To Income (DTI) Ratio
--------------------------

------------------------------------------------------------------------------------------------------------------------
DTI                     Total Balance                     FICO            Adjusted Balance[1]              WA Loan
                        Amount            %[2]                            Amount             %[2]           Balance
------------------------------------------------------------------------------------------------------------------------
<= 20                       21,805,719.86          4.84%   < 550                3,999,221.56      0.89%       128,268.94
20.001 - 25.00              27,295,898.57          6.06%   < 550                6,159,015.11      1.37%       134,462.55
25.001 - 30.00              42,386,034.16          9.42%   < 575               15,508,510.80      3.45%       139,887.90
30.001 - 35.00              56,568,378.30         12.57%   < 575               20,294,930.33      4.51%       147,313.49
35.001 - 40.00              89,308,812.03         19.84%   < 600               41,666,421.68      9.26%       164,170.61
40.001 - 45.00             112,267,545.70         24.94%   < 625               72,295,775.83     16.06%       170,619.37
45.001 - 50.00              83,746,234.23         18.61%   < 650               69,257,672.76     15.39%       174,108.60
50.001 - 55.00              13,511,810.58          3.00%   < 675               13,349,354.36      2.97%       157,114.08
55+                          3,218,971.23          0.72%   < 700                3,218,971.23      0.72%       201,185.70
------------------------------------------------------------------------------------------------------------------------
TOTAL                      450,109,404.66        100.00%                      245,749,873.66     54.60%       158,210.69
------------------------------------------------------------------------------------------------------------------------
           DTI: Average            37.93%                             Min:       0.00%             Max:           59.73%
               --------------------------                                 ------------------           -----------------

Debt To Income (DTI) Ratio (continued)
--------------------------------------

------------------------------------------------------------------------------------------------------------------
DTI                         WAC         WA FICO      WA LTV     WA DTI     % SFD/   % Owner  % Full Doc  % Cashout
                            ---                                               PUD      Occ.                   Refi
------------------------------------------------------------------------------------------------------------------
<= 20                         7.456         612       78.09      16.05      84.66     87.44      52.19       62.27
20.001 - 25.00                7.254         604       75.67      22.68      84.29     89.00      62.09       74.61
25.001 - 30.00                7.415         597       78.05      27.68      87.06     93.79      71.94       68.67
30.001 - 35.00                7.416         601       78.33      32.62      88.53     95.06      63.05       66.85
35.001 - 40.00                7.314         604       78.62      37.58      85.13     93.60      56.52       69.12
40.001 - 45.00                7.317         603       79.03      42.61      84.39     93.55      58.65       62.51
45.001 - 50.00                7.344         596       79.45      47.42      79.91     93.62      72.82       72.34
50.001 - 55.00                8.183         563       79.67      51.24      77.71     93.52      68.65       84.19
55+                           8.150         545       64.10      57.01      78.53     97.83      62.84       94.89
------------------------------------------------------------------------------------------------------------------
TOTAL                         7.378         600       78.51      37.93      84.24     93.24      62.89       68.38
------------------------------------------------------------------------------------------------------------------


Loan To Value (LTV) Ratio
-------------------------

------------------------------------------------------------------------------------------------------------------------
LTV                       Total Balance                         DTI            Adjusted Balance[1]          WA Loan
                                   Amount           %[2]                              Amount       %[2]     Balance
------------------------------------------------------------------------------------------------------------------------
< 60.00                     31,867,152.44          7.08%   > 50                 1,756,357.40      0.39%       139,768.21
60.01 - 70.00               60,453,069.18         13.43%   > 50                 2,198,108.43      0.49%       161,639.22
70.01 - 80.00              200,335,420.29         44.51%   > 50                 7,306,403.25      1.62%       157,868.73
80.01 - 85.00               44,970,637.86          9.99%   > 50                 2,229,583.98      0.50%       166,557.92
85.01 - 90.00               77,904,985.74         17.31%   > 50                 3,045,790.64      0.68%       165,403.37
90.01 - 95.00               34,578,139.15          7.68%   > 50                   194,538.11      0.04%       148,404.03
95.01 - 100.00                       0.00          0.00%   > 50                                   0.00%                0
100+                                 0.00          0.00%   > 50                                   0.00%                0
------------------------------------------------------------------------------------------------------------------------
TOTAL                      450,109,404.66        100.00%                       16,730,781.81      3.72%       158,210.69
------------------------------------------------------------------------------------------------------------------------
           LTV: Average            78.51%           Min:              0.14              Max:   95.00%
                       ------------------               ------------------                  ----------

Loan To Value (LTV) Ratio (continued)
-------------------------------------

-------------------------------------------------------------------------------------------------------------------
LTV                     WAC             WA FICO      WA LTV     WA DTI     % SFD/   % Owner  % Full Doc   % Cashout
                                                                              PUD       Occ                    Refi
-------------------------------------------------------------------------------------------------------------------
< 60.00                       7.189         579       50.48      36.80      76.66     91.01       58.67      85.84
60.01 - 70.00                 7.266         580       66.25      37.35      82.61     91.65       52.82      86.56
70.01 - 80.00                 7.417         591       78.22      37.90      86.47     93.97       59.23      68.02
80.01 - 85.00                 7.241         617       84.38      38.29      82.47     92.74       64.39      75.25
85.01 - 90.00                 7.476         621       89.61      38.69      81.57     91.65       67.92      54.16
90.01 - 95.00                 7.478         634       94.79      38.00      89.46     98.10       92.36      45.66
95.01 - 100.00                    0           0           0          0          0         0           0          0
100+                              0           0           0          0          0         0           0          0
-------------------------------------------------------------------------------------------------------------------
TOTAL                         7.378         600       78.51      37.93      84.24     93.24       62.89      68.38
-------------------------------------------------------------------------------------------------------------------


[1] Balance of the collateral cut combined with second qualifier, i.e. (LTV), FICO, DTI etc.
All other cuts except the adjusted balance are only for the main bucket

[2]   Percent of the Aggregate Principal Balance - calculated automatically.

Appendix A


Principal Balance
-----------------

------------------------------------------------------------------------------------------------------------------------
Scheduled Principal               Total Balance                  WA Loan             WAC        WA FICO      WA LTV
Balance                            Amount           %[2]         Balance
------------------------------------------------------------------------------------------------------------------------
0 - $50K                     1,490,200.39          0.33%         49,673.35             8.052        597            65.45
$51 - $200K                250,211,588.62         55.59%        118,415.33             7.533        598            78.22
$200.1 - $250K              69,272,403.46         15.39%        223,459.37             7.260        598            77.19
$250.1 - $300K              51,565,645.08         11.46%        274,285.35             7.182        598            80.12
$300.1 - $400K              52,394,170.83         11.64%        349,294.47             7.109        606            80.36
$400.1 - $500K              20,525,427.15          4.56%        446,204.94             7.167        617            78.18
$500.1 - $600K               3,264,738.80          0.73%        544,123.13             6.836        607            79.79
$600.1 - $700K               1,385,230.33          0.31%        692,615.17             6.326        634            82.48
$700.1 - $800K                       0.00          0.00%                 -              0.00       0.00             0.00
$800.1 - $900K                       0.00          0.00%                 -              0.00       0.00             0.00
$900.1 - $1000K                      0.00          0.00%                 -              0.00       0.00             0.00
>$1000K                              0.00          0.00%                 -              0.00       0.00             0.00
------------------------------------------------------------------------------------------------------------------------
TOTAL                      450,109,404.66        100.00%         158210.69             7.378        600            78.51
------------------------------------------------------------------------------------------------------------------------
               Principal Balance: Average     158,210.69              Min:     45,333.97           Max:       698,040.27
                                         ---------------                  --------------               -----------------


Principal Balance (continued)
-----------------------------

----------------------------------------------------------------------------------
Scheduled Principal          WA DTI      % SFD/     % Owner  % Cashout  % Full Doc
Balance                                     PUD         Occ       Refi
----------------------------------------------------------------------------------
0 - $50K                      33.01       86.60       89.95      73.21      73.19
$51 - $200K                   36.94       87.00       92.53      65.96      71.06
$200.1 - $250K                38.55       82.93       91.98      69.23      54.32
$250.1 - $300K                39.64       80.20       93.55      73.92      53.81
$300.1 - $400K                39.66       80.01       98.11      73.48      50.24
$400.1 - $500K                38.67       72.30       91.69      63.11      43.34
$500.1 - $600K                42.79      100.00      100.00      84.04      67.95
$600.1 - $700K                39.29      100.00      100.00     100.00     100.00
$700.1 - $800K                 0.00        0.00        0.00       0.00       0.00
$800.1 - $900K                 0.00        0.00        0.00       0.00       0.00
$900.1 - $1000K                0.00        0.00        0.00       0.00       0.00
>$1000K                        0.00        0.00        0.00       0.00       0.00
----------------------------------------------------------------------------------
TOTAL                         37.93       84.24       93.24      68.38      62.89
----------------------------------------------------------------------------------


Documentation Type
------------------

------------------------------------------------------------------------------------------------------------------------
Doc Type                        Total Balance                    WA Loan             WAC        WA FICO           WA LTV
                                   Amount           %[2]         Balance
------------------------------------------------------------------------------------------------------------------------
Full Doc                   283,092,862.90         62.89%        147,444.20             7.306        594            79.69
Stated Doc                 161,140,294.30         35.80%        181,056.51             7.505        609            76.62
Limited Doc                  3,688,701.73          0.82%        160,378.34             7.652        622            71.91
NINA                         2,187,545.73          0.49%        182,295.48             6.919        702            75.63
Other                                0.00          0.00%                 -              0.00          0             0.00
------------------------------------------------------------------------------------------------------------------------
TOTAL                      450,109,404.66        100.00%        158,210.69             7.378        600            78.51
------------------------------------------------------------------------------------------------------------------------


Documentation Type (continued)
------------------------------

----------------------------------------------------------------------
Doc Type                 WA     DTI      % SFD/     % Owner  % Cashout
                                            PUD         Occ       Refi
----------------------------------------------------------------------
Full Doc                      38.15       86.16       95.35      69.26
Stated Doc                    37.66       80.78       89.46      66.79
Limited Doc                   32.33       85.53       95.46      85.00
NINA                          42.12       88.06       95.85      44.06
Other                          0.00        0.00        0.00       0.00
----------------------------------------------------------------------
TOTAL                         37.93       84.24       93.24      68.38
----------------------------------------------------------------------


Property Type
-------------

------------------------------------------------------------------------------------------------------------------------
Property Type                     Total Balance                  WA Loan             WAC        WA FICO           WA LTV
                                   Amount           %[2]         Balance
------------------------------------------------------------------------------------------------------------------------
Single Family              340,517,418.75         75.65%        154,010.59             7.378        597            78.32
PUD                         38,658,947.12          8.59%        171,817.54             7.437        610            82.45
2 - 4 Family                45,601,004.74         10.13%        209,178.92             7.320        608            75.42
Condo                       20,498,562.66          4.55%        142,351.13             7.245        612            79.55
Manufactured                 4,833,471.39          1.07%        102,839.82             7.980        609            85.28
Other                                              0.00%
------------------------------------------------------------------------------------------------------------------------
TOTAL                      450,109,404.66        100.00%        158,210.69             7.378        600            78.51
------------------------------------------------------------------------------------------------------------------------


Property Type (continued)
-------------------------

------------------------------------------------------------------------
Property Type            WA     DTI     % Owner   % Cashout   % Full Doc
                                            Occ         Ref
------------------------------------------------------------------------
Single Family                 37.73       95.86       70.77        64.27
PUD                           37.52       91.77       53.67        64.83
2 - 4 Family                  38.89       75.26       69.07        49.15
Condo                         39.71       91.29       55.69        61.46
Manufactured                  38.26       98.76       65.05        86.14
------------------------------------------------------------------------
TOTAL                         37.93       93.24       68.38        62.89
------------------------------------------------------------------------


Primary Mortgage Insurance
--------------------------

------------------------------------------------------------------------------------------------------------------------
Mortgage Insurance        Total Balance                       WA Loan             WAC        WA    FICO       WA     LTV
                                   Amount           %[2]      Balance
------------------------------------------------------------------------------------------------------------------------
Loans >80 LTV w/MI                   0.00          0.00%                 -             0.000          0             0.00
Loans >80 LTV w/o MI       157,453,762.75         34.98%        161,656.84             7.409        623            89.25
Loans <=80 LTV             292,655,641.91         65.02%        156,416.70             7.361        587            72.73
------------------------------------------------------------------------------------------------------------------------
TOTAL                      450,109,404.66        100.00%        158,210.69             7.378        600            78.51
------------------------------------------------------------------------------------------------------------------------


Primary Mortgage Insurance (continued)
--------------------------------------

--------------------------------------------------------------------------------
Mortgage Insurance       WA  DTI     % Owner   % Cashout  % Full Doc  Is MI down
                                         Occ        Refi              to 60 LTV
--------------------------------------------------------------------------------
Loans >80 LTV w/MI          0.00        0.00        0.00       0.00
Loans >80 LTV w/o MI       38.42       93.38       58.32      72.28
Loans <=80 LTV             37.66       93.17       73.79      57.85
--------------------------------------------------------------------------------
TOTAL                      37.93       93.24       68.38      62.89
--------------------------------------------------------------------------------

Appendix A

Loan Purpose
------------

--------------------------------------------------------------------------------------------------------------------------
Loan Purpose                Total Balance           WA Loan        WAC     WA. FICO    WA. LTV   WA DTI   % SFD/   % Owner
                              Amount      %[2]      Balance                                                  PUD       Occ
--------------------------------------------------------------------------------------------------------------------------
Debt Consolidation                       0.00%
Refinance - Cashout   307,783,177.66    68.38%    163,801.58        7.376       590      76.62    38.03     85.04    94.58
Purchase              107,696,947.15    23.93%    148,138.85        7.391       625      83.99    38.03     81.89    88.58
Refinance - Rate Term  34,629,279.85     7.69%    144,892.38        7.358       608      78.27    36.70     84.49    95.85
Other                                    0.00%
--------------------------------------------------------------------------------------------------------------------------
TOTAL                 450,109,404.66   100.00%    158,210.69        7.378       600      78.51    37.93     84.24    93.24
--------------------------------------------------------------------------------------------------------------------------


Fixed Vs. Floating Collateral
-----------------------------

------------------------------------------------------------------------------------------------------------------------------------
Lien Status                Total Balance            WA Loan        WAC      WA FICO     WA LTV   WA DTI    % SFD/  % Owner % Cashout
                              Amount      %[2]      Balance                                                   PUD      Occ      Refi
------------------------------------------------------------------------------------------------------------------------------------
Fixed                 146,041,068.42    32.45%     149939.50        7.306       628      77.48    37.96     82.50    90.05     74.33
Floating                2,619,956.08     0.58%    145,553.12        7.163       621      77.80    39.07     75.63   100.00     71.15
2/28                  274,580,766.06    61.00%    165,509.80        7.417       586      78.97    37.99     85.42    94.68     65.40
3/27                   26,867,614.10     5.97%    138,492.86        7.390       593      79.45    37.06     82.48    95.20     66.24
Other                                    0.00%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                 450,109,404.66   100.00%   158,210.69    7.378         600     78.51      37.93       84.24    93.24   68.38
------------------------------------------------------------------------------------------------------------------------------------


Fixed Vs. Floating Collateral (continued)
-----------------------------------------

--------------------------------------
Lien Status              Index  Margin
--------------------------------------
Fixed                   fix      0.000
Floating                6ml      5.197
2/28                    6ml      5.213
3/27                    6ml      5.306
Other
TOTAL                            5.221


Lien Status
-----------

------------------------------------------------------------------------------------------------------------------------------------
Lien Status                 Total Balance          WA Loan       WAC        WA FICO     WA LTV   WA DTI    % SFD/    Owner % Cashout
                              Amount      %[2]     Balance                                                    PUD      Occ      Refi
------------------------------------------------------------------------------------------------------------------------------------
First Lien            449,498,985.09    99.86%    158,553.43        7.375       600      78.52    37.93     84.23    93.23     68.37
Second Lien               610,419.57     0.14%     61,041.96        9.580       605      71.62    39.21     89.47   100.00     74.25
Third Lien                               0.00%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                 450,109,404.66   100.00%    158,210.69        7.378       600      78.51    37.93     84.24    93.24     68.38
------------------------------------------------------------------------------------------------------------------------------------


Occupancy Status
----------------

------------------------------------------------------------------------------------------------------------------------------------
Occupancy Type              Total Balance          WA Loan       WAC       WA. FICO    WA  LTV   WA DTI    % SFD/    Owner % Cashout
                              Amount      %[2]     Balance                                                    PUD      Occ      Refi
------------------------------------------------------------------------------------------------------------------------------------
Primary Residence     419,692,041.02    93.24%    160,432.74        7.360       597      78.59    38.07     86.23   100.00     69.36
Second Home             6,437,739.61     1.43%    139,950.86        7.521       635      81.31    38.67     76.60     0.00     34.66
Investment             23,979,624.03     5.33%    131,036.20        7.645       649      76.34    35.24     51.54     0.00     60.27
Non-owner                       0.00     0.00%             -        0.000         0       0.00     0.00      0.00     0.00      0.00
Other                           0.00     0.00%             -        0.000         0       0.00     0.00      0.00     0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                 450,109,404.66   100.00%    158,210.69        7.378       600      78.51    37.93     84.24    93.24     68.38
------------------------------------------------------------------------------------------------------------------------------------


Prepayment Penalty
------------------

------------------------------------------------------------------------------------------------------------------------------------
Prepayment Charges          Total Balance          WA Loan       WAC             WA     WA LTV   WA DTI     % SFD  % Owner % Cashout
Term at Origination           Amount      %[2]     Balance                     FICO                         / PUD      Occ      Refi
------------------------------------------------------------------------------------------------------------------------------------
0 Months              111,110,988.59    24.69%    156,936.42        7.510       591      76.79    38.21     78.99    93.78     74.23
6 Months                        0.00     0.00%             -        0.000         0       0.00     0.00      0.00     0.00      0.00
12 Months              40,201,762.24     8.93%    191,436.96        7.211       616      74.56    39.28     71.01    90.21     76.33
24 Months             194,742,983.45    43.27%    160,282.29        7.387       589      79.94    37.80     88.32    94.76     61.97
30 Months               1,678,141.28     0.37%    186,460.14        7.516       625      83.06    38.48    100.00   100.00     78.34
36 Months             102,375,529.10    22.74%    145,626.64        7.280       624      79.13    37.33     87.10    90.86     70.95
48 Months                       0.00     0.00%             -        0.000         0       0.00     0.00      0.00     0.00      0.00
60 Months                       0.00     0.00%             -        0.000         0       0.00     0.00      0.00     0.00      0.00
Other                           0.00     0.00%             -        0.000         0       0.00     0.00      0.00     0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                 450,109,404.66   100.00%    158,210.69        7.378       600      78.51    37.93     84.24    93.24     68.38
------------------------------------------------------------------------------------------------------------------------------------

Appendix A


Section 32 Loans

------------------------------------------------------------------------------------------------------------------------
                    Total Balance            WA Loan      WAC  WA FICO  WA LTV    WA DTI    % SFD/     Owner   % Cashout
                      Amount     %[2]        Balance                                           PUD       Occ        Refi
------------------------------------------------------------------------------------------------------------------------
Section 32 Loans           0       0%              -        0       0        0         0         0         0           0
Total                      0        0              -        0       0        0         0         0         0           0
------------------------------------------------------------------------------------------------------------------------


GA % and Top 5 States                               Top 5 MSA
---------------------                              -----------

State                   %[2]                   MSA                    %[2]
-----                   ----                   ---                    ----
California             15.67                   New York, NY          17.84
New York               14.11                   Boston, MA            10.87
Massachusetts          10.65                   Los Angeles, CA        8.07
Florida                 5.56                   Washington, DC         4.04
New Jersey              5.49                   Philadelphia, PA       2.59
Georgia                 0.03




    Top 5 Originators                                Servicers
    -----------------                                ---------

Originator            %[2]                    Servicer             %[2]
----------            ----                    --------             ----
Option One         100.00%                    Option One        100.00%














This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.


Deal Name:                     ABFC 2004-OPT1                             ABFC 2004-OPT1

Detailed collateral info

                         # of
                         Loans         Balance       Avg. Balance   % of pool balance    WAC           WARM           FICO
--------------------------------------------------------------------------------------------------------------------------
Aggregated
--------------------------------------------------------------------------------------------------------------------------

Average Loan Balance
<$50k                      30       1,490,200.39      49,673.35           0.33         8.052           326            597
50-74,999                 369      23,461,156.32      63,580.37           5.21         8.174           338            595
                                                                           5.54%
400--500k                  46      20,525,427.15      446,204.94          4.56         7.167           358            617
500-600k                   6        3,264,738.80      544,123.13          0.73         6.836           357            607
700-800k                   2        1,385,230.33      692,615.17          0.31         6.326           357            634
800-900k                      -                  -                -             -               -               -             -
900k-$1MM                     -                  -                -             -               -               -             -


FICO
N/A or Below 500           6         723,981.68       120,663.61          0.16         8.534           357             0
500-525                   315      49,674,156.37      157,695.73         11.04         8.195           355            514
526-550                   361      55,081,208.88      152,579.53         12.24         8.041           355            538
551-575                   360      56,032,039.18      155,644.55         12.45         7.843           353            563
576-599                   409      63,296,111.38      154,758.22         14.06         7.338           354            588
600-625                   487      77,680,211.61      159,507.62         17.26         7.096           354            613
LTV
80                        793      120,241,966.81     151,629.21         26.71         7.411           354            595
80-85                     269      44,873,313.14      166,815.29          9.97         7.233           352            617
85.01-90                  471      77,904,985.74      165,403.37         17.31         7.476           355            621
90.01-95                  233      34,578,139.15      148,404.03          7.68         7.478           354            634
                                     277,598,404.84                      61.67%




Mortgage Rates
9-9.5                     120      13,999,867.31      116,665.56          3.11         9.275           352            549
9.51-10                    76       7,839,359.99      103,149.47          1.74         9.754           349            542
10.01-10.5                 24       2,066,085.99      86,086.92           0.46         10.298          358            541
10.51-11                   18       1,709,881.06      94,993.39           0.38         10.752          337            547
11.01-12                   7         448,698.56       64,099.79           0.10         11.376          322            538



2nd Home                   46       6,437,739.61      139,950.86          1.43         7.521           357            635
Invest Property           183      23,979,624.03      131,036.20          5.33         7.645           353            649
                                                                           6.76%



Documentation Type
Stated Doc                890      161,140,294.30     181,056.51         35.80         7.505           354            609
Reduced Doc                23       3,688,701.73      160,378.34          0.82         7.652           333            622
No Doc                     12       2,187,545.73      182,295.48          0.49         6.919           357            702
                                                                          37.11%

Cash Out                  1879     307,783,177.66     163,801.58         68.38         7.376           352            590

2-4 Family                218      45,601,004.74      209,178.92         10.13         7.320           353            608
MH Loans                   47       4,833,471.39      102,839.82          1.07         7.980           358            609
                                                                          11.20%
Credit Grade
A                         953      147,200,155.22     154,459.76         32.70         7.427           354            590
B                         340      51,631,114.37      151,856.22         11.47         8.156           355            544
C                          68      10,048,182.79      147,767.39          2.23         8.762           357            533
CC                         13       2,044,439.38      157,264.57          0.45         8.758           358            545

                                                                          46.85%
Debt to Income Ratio
40-45                     658      112,267,545.70     170,619.37         24.94         7.317           354            603
45-50                     481      83,746,234.23      174,108.60         18.61         7.344           353            596
50-55                      86      13,511,810.58      157,114.08          3.00         8.183           352            563
greater than 55            16       3,218,971.23      201,185.70          0.72         8.150           356            545


                                                                                                                [LOGO OMITTED]
                                                    THERE IS NO LMPI
Detailed collateral info                              ON THE POOL

                                                                                    % of    % of
                                                            EFFECTIV                Full   Primary % Single     %    Seasonin  2nd
                        OLTV       CLTV         LPMI          E LTV        DTI      Doc     Owner   Family   Cashout    g     lien%
-----------------------------------------------------------------------------------------------------------------------------------
Aggregated
-----------------------------------------------------------------------------------------------------------------------------------

Average Loan Balance
<$50k                  57.99      67.77                                   33.01    73.19    89.95    83.56    73.21     2    13.40
50-74,999              76.65      79.18                                   34.40    76.41    84.83    82.71    56.56     2     1.34

400--500k              78.18      78.18                                   38.67    43.34    91.69    59.32    63.11     2     0.00
500-600k               79.79      79.79                                   42.79    67.95   100.00    64.52    84.04     3     0.00
700-800k               82.48      82.48                                   39.29   100.00   100.00    100.00  100.00     3     0.00
800-900k                      -         -                                       -        -        -        -        -     -        -
900k-$1MM                     -         -                                       -        -        -        -        -     -        -


FICO
N/A or Below 500       65.68      65.68                                   28.70    20.85    93.10    93.10    33.35     3     0.00
500-525                73.63      73.67                                   39.89    65.79    98.92    75.93    85.26    2.00   0.00
526-550                74.20      74.49                                   38.63    66.49    96.61    80.85    77.04    2.00   0.09
551-575                75.53      75.92                                   37.62    68.80    97.36    78.81    79.78    2.00   0.11
576-599                78.34      78.82                                   37.63    69.13    95.86    76.78    75.24    2.00   0.28
600-625                80.55      83.03                                   37.16    66.74    92.19    76.55    63.21    2.00   0.22
LTV
80                     80.00      83.98                                   38.16    59.81    93.82    76.17    59.15     2     0.00
80-85                  84.37      84.54                                   38.33    64.31    92.73    74.60    75.41     2     0.00
85.01-90               89.61      89.67                                   38.69    67.92    91.65    68.53    54.16     2     0.00
90.01-95               94.79      94.79                                   38.00    92.36    98.10    79.18    45.66     3     0.00





Mortgage Rates
9-9.5                  79.41      79.67                                   38.76    63.82    93.92    81.11    67.88     2     0.00
9.51-10                78.37      81.14                                   36.96    58.22    92.60    74.27    55.50     2     3.63
10.01-10.5             72.12      76.97                                   41.68    58.76    95.16    78.00    74.67     2     4.83
10.51-11               76.72      81.14                                   38.68    80.31    96.71    94.75    51.96     2     5.69
11.01-12               75.98      75.98                                   38.18    27.40   100.00    82.24    58.30     2     0.00



2nd Home               81.31      81.59                                   38.67    31.86    0.00     74.90    34.66     3     0.00
Invest Property        76.34      76.43                                   35.24    46.38    0.00     38.73    60.27     3     0.00




Documentation Type
Stated Doc             76.57      76.94                                   37.66     0.00    89.46    72.80    66.79     2     0.11
Reduced Doc            71.91      72.78                                   32.33     0.00    95.46    74.10    85.00     2     0.00
No Doc                 75.63      75.63                                   42.12     0.00    95.85    73.95    44.06     3     0.00


Cash Out               76.54      76.91                                   38.03    63.70    94.58    78.29   100.00     2     0.15

2-4 Family             75.33      75.51                                   38.89    49.15    75.26     0.00    69.07     2     0.14
MH Loans               85.28      85.28                                   38.26    86.14    98.76     0.00    65.05     2     0.00

Credit Grade
A                      78.93      81.93                                   37.60    66.71    94.22    77.46    64.53     2     0.04
B                      72.77      73.06                                   37.87    58.15    96.01    83.03    81.77     2     0.00
C                      68.80      69.12                                   40.56    79.62    99.44    86.48    77.31     2     0.00
CC                     61.27      61.27                                   42.15    96.28   100.00    100.00   86.92     2     0.00


Debt to Income Ratio
40-45                  78.97      80.97                                   42.61    58.65    93.55    74.43    62.51     2     0.11
45-50                  79.28      80.68                                   47.42    72.82    93.62    72.25    72.34     2     0.27
50-55                  79.50      79.97                                   51.24    68.65    93.52    74.12    84.19     2     0.37
greater than 55        64.10      64.10                                   57.01    62.84    97.83    73.05    94.89     2     0.00


Notes: OLTV means the original LTV of the loan; CLTV applies if there is a silent 2nd lien behind;


FICO Range                  ----<= 59 OLTV----             ----60-70 OLTV----              ----70-80 OLTV----
                           #             $                #                $             #              $
<500                       2         191,551.54           1            49,923.25         3          482,506.89
500-550                    69      10,009,188.24         115         17,855,106.74      184       31,170,733.21
551-600                    89      11,904,698.38          72         11,008,950.13      168       28,529,906.00
601-650                    40       5,625,650.14          75         12,785,264.58      133       22,366,796.76
>650                       24       2,946,234.62          34          6,610,033.18       70       10,974,456.16
                        --------------------------------------------------------------------------------------------
Total                       224     30,677,322.92                297  48,309,277.88        558      93,524,399.02
                        --------------------------------------------------------------------------------------------


FICO Range                ---- >=80 OLTV----                        ---- Total----
                     #                  $                   #            $
<500                 0                  0                      6        723,981.68
500-550             308           45,720,337.06              676    104,755,365.25
551-600             440           67,884,596.05              769    119,328,150.56
601-650             637          100,834,431.02              885    141,612,142.50
>650                381           63,159,040.71              509     83,689,764.67
                  ------------------------------------------------------------------
Total                1,766         277,598,404.84          2,845       450,109,405
                  ------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                     Banc of America Securities
                                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
RMBS New Issue Term Sheet

$441,986,000 Certificates (approximate)

Asset-Backed Certificates, Series 2004-OPT1
Offered Classes: A-1, A-1A, A-2, M-1, M-2, M-3, M-4, M-5, M-6 & B



Asset Backed Funding Corporation
Depositor

Option One Mortgage Corporation
Originator and Master Servicer

The Murrayhill Company
Credit Risk Manager


December 15, 2003







Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
       Asset-Backed Funding Corporation
       Asset-Backed Certificates, Series 2004-OPT1
       $441,986,000 (approximate)
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

>       Summary of Certificates                            pp. 3

>       Important Dates and Contacts                       pp. 4

>       Summary of Terms                                           pp. 6

>       Credit Enhancement                                         pp. 8

>       Pass-Through Rates                                         pp. 11

>       Trigger Events                                             pp. 13

>       Yield Maintenance Agreement(s)                             pp. 14

>       Interest and Principal Distributions               pp. 15

>       Definitions                                                pp. 19

>       Bond Summary                                               pp. 25

>       Cap Schedules                                              pp. 27



Annex A

Collateral Information can be located in the accompanying ABFC 2004-OPT1 Annex A






Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
       Asset-Backed Funding Corporation
       Asset-Backed Certificates, Series 2004-OPT1
       $441,986,000 (approximate)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                       Summary of Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Expected Last
                                                                     Expected          Scheduled
               Expected                               Expected       Principal       Distribution
             Approximate     Interest    Principal    WAL (yrs)    Window (mos)          Date**
  Class          Size*         Type        Type       Call/Mat       Call/Mat          Call/Mat               Expected Ratings
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Moodys      S&P      Fitch
------------------------------------------------------------------------------------------------------------------------------------
  A-1***     290,311,000     Floating       Sen                   Not Offered Hereby***                  Aaa        AAA       AAA
------------------------------------------------------------------------------------------------------------------------------------
   A-1A       15,280,000     Floating    Sen Mezz    2.48 / 2.68    1-81 / 1-186    Oct-10 / Jul-19      Aaa        AAA       AAA
------------------------------------------------------------------------------------------------------------------------------------
   A-2        48,979,000     Floating       Sen      2.46 / 2.64    1-81 / 1-183    Oct-10 / Apr-19      Aaa        AAA       AAA
------------------------------------------------------------------------------------------------------------------------------------
   M-1        31,666,000     Floating      Mezz      4.72 / 5.20   40-81 / 40-154   Oct-10 / Nov-16      Aa2         AA       AA+
------------------------------------------------------------------------------------------------------------------------------------
   M-2        23,415,000     Floating      Mezz      4.66 / 5.09   38-81 / 38-139   Oct-10 / Aug-15       A2         A         A+
------------------------------------------------------------------------------------------------------------------------------------
   M-3        7,805,000      Floating      Mezz      4.64 / 5.01   38-81 / 38-121   Oct-10 / Feb-14       A3         A-        A
------------------------------------------------------------------------------------------------------------------------------------
   M-4        6,690,000      Floating      Mezz      4.64 / 4.95   37-81 / 37-113   Oct-10 / Jun-13      Baa1       BBB+       A-
------------------------------------------------------------------------------------------------------------------------------------
  M-5***      4,460,000      Floating      Mezz                   Not Offered Hereby***                  Baa2       BBB       BBB+
------------------------------------------------------------------------------------------------------------------------------------
  M-6***      5,575,000      Floating      Mezz                   Not Offered Hereby***                  Baa3       BBB-      BBB
------------------------------------------------------------------------------------------------------------------------------------
   B***       7,805,000       Fixed        Mezz                   Not Offered Hereby***                  Ba2         BB        NR
------------------------------------------------------------------------------------------------------------------------------------

*The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.

**The Expected Last Scheduled Distribution Dates have been calculated based on the Pricing Speed and other modeling assumptions

***The Class A-1, Class M-5 and Class M-6 Certificates will be offered pursuant to the prospectus and the Class B Certificates will be offered pursuant to a private placement memorandum, however, will be excluded from this term sheet.

--------------------------------------------------------------------------------
Structure:

(1) The Class A-1 and A-1A Certificates are backed primarily by the cash flow from the Group I Mortgage Loans (as defined herein). The Class A-2 Certificates are backed primarily by the cash flow from the Group II Mortgage Loans (as defined herein). The Mezzanine Certificates are backed by the cash flows from the Group I Mortgage Loans and the Group II Mortgage Loans.

(2) The margins on the Class A Certificates will double, the margins on the Mezzanine Certificates will equal 1.5x their original margins and the coupon rate will increase by 0.50% for the Class B Certificates after the Optional Termination Date.

(3) The Offered Certificates will be subject to a Net WAC Rate as described herein.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Pricing Speed
--------------------------------------------------------------------------------
Adjustable-rate           100% ARM PPC
Mortgage Loans
                          100% ARM PPC assumes that prepayments start at 4% CPR
                          in month one, increase by approximately 1.348% each
                          month to 35% CPR in month twenty-four, and remain at
                          35% CPR thereafter.
--------------------------------------------------------------------------------
Fixed-rate Mortgage       100% FRM PPC
Loans
                          100% FRM PPC assumes that prepayments start at 2.3%
                          CPR in month one, increase by 2.3% each month to 23%
                          CPR in month ten, and remain at 23% CPR thereafter.
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
       Asset-Backed Funding Corporation
       Asset-Backed Certificates, Series 2004-OPT1
       $441,986,000 (approximate)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                 Summary of Important Dates
---------------------------------------------------------------------------------------------------------------------------
Deal Information                                                     Collateral Information
Expected Pricing                 12/17/2003                          Statistical Cut-off Date        12/01/2003
Expected Settlement              01/30/2004                          Cut-off Date                    01/01/2004
First Distribution               02/25/2004
Expected Stepdown                02/25/2007

Bond Information

                                   Initial                                          Expected                  REMIC
                                   Accrual                             Delay    Last Distribution            Maturity
    Class        Dated Date          Days          Accrual Method      Days           Date *                 Date **
     A-1                                                     Not Offered Hereby
    A-1A         01/30/2004           0               Act/360            0          10/25/2010              11/25/2033
     A-2         01/30/2004           0               Act/360            0          10/25/2010              11/25/2033
     M-1         01/30/2004           0               Act/360            0          10/25/2010              11/25/2033
     M-2         01/30/2004           0               Act/360            0          10/25/2010              11/25/2033
     M-3         01/30/2004           0               Act/360            0          10/25/2010              11/25/2033
     M-4         01/30/2004           0               Act/360            0          10/25/2010              11/25/2033
     M-5                                                     Not Offered Hereby
     M-6                                                     Not Offered Hereby
      B                                                      Not Offered Hereby

----------------------------------------------------------------------------------------------------------------------------

* The Expected Last Scheduled Distribution Date is calculated based on the Pricing Speed to call and other modeling assumptions

** The REMIC Maturity Date is the Distribution Date following the maturity date for the Mortgage Loan with the latest possible maturity date.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
       Asset-Backed Funding Corporation
       Asset-Backed Certificates, Series 2004-OPT1
       $441,986,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Contacts
--------------------------------------------------------------------------------
Banc of America Securities LLC

Mortgage Trading/Syndicate                  Tel:  (704) 388-1597
                                            Fax:  (704) 335-5904

Rob Karr                                    robert.h.karr@bankofamerica.com
Patrick Beranek                             patrick.beranek@bankofamerica.com
Chris Springer                              chris.springer@bankofamerica.com
Principal Finance Group                     Fax: (704) 388-9668 (Fax)

Mary Rapoport                               Tel: (704) 387-0998
                                            mary.e.rapoport@bankofamerica.com

Rajneesh Salhotra                           Tel: (704) 386-1540
                                            rajneesh.salhotra@bankofamerica.com

Scott Shultz                                Tel:  (704) 387-6040
                                            scott.m.shultz@bankofamerica.com

Casey Neilson                               Tel:  (704) 388-4788
                                            casey.neilson@bankofamerica.com

Pinar Kip                                   Tel: (704) 387-1852
                                            pinar.kip@bankofamerica.com

Rating Agencies
Joseph Grohotolski - Moody's                (212) 553-4619
Grant Bailey - Fitch                        (212) 908-0840
Bridget Steers - S&P                        (212) 438-2610
--------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
       Asset-Backed Funding Corporation
       Asset-Backed Certificates, Series 2004-OPT1
       $441,986,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

Title of Securities:                Asset Backed Funding Corporation
                                    Asset Backed Certificates, Series 2004-OPT1, the "Trust"

Offered Certificates:               The Class A-1, Class A-1A and Class A-2
                                    Certificates (the "Class A Certificates") and the Class M-1, Class M-2, Class M-3,
                                    Class M-4, Class M-5, Class M-6 and Class B
                                    Certificates (the "Mezzanine Certificates", and together with the Class A Certificates, the "Offered Certificates").

Offering Type:                      All the Offered Certificates, other than the
                                    Class B Certificates, will be offered
                                    publicly pursuant to a Prospectus. The Class
                                    B Certificates will be privately offered pursuant to a private placement memorandum.

Depositor:                          Asset Backed Funding Corporation

Originator and Master Servicer:     Option One Mortgage Corporation

Trustee and Custodian:              Wells Fargo Bank Minnesota, N.A.

Credit Risk Manager:                The Murrayhill Company

Lead Manager and Bookrunner:        Banc of America Securities LLC

Co-Managers:                        Countrywide Securities Corp. and Merrill
                                    Lynch & Co.

Closing Date:                       On or about January [30], 2004

Tax Status:                         The Offered Certificates will be designated
                                    as regular interests in one or more REMICs and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes

ERISA Eligibility:                  All of the Offered Certificates, other than
                                    the Class B Certificates, are expected to be ERISA eligible under Banc of America's administrative exemption from certain prohibited transaction rules granted by the Department of Labor as long as (i) conditions of the exemption under the control of the investor are met and (ii) the Offered Certificates remain in the four highest rating categories. The Class B
                                    Certificates are not expected to be ERISA eligible.

SMMEA Eligibility:                  The Offered Certificates are not expected to
                                    constitute "mortgage related securities" for purposes of SMMEA.

Distribution Dates:                 The 25th of each month, or if such day is
                                    not a business day, the next succeeding
                                    business day, beginning in February 2004.

Accrued Interest:                   The price to be paid by investors for the
                                    Offered Certificates, other than the Class B
                                    Certificates, will not include accrued
                                    interest (settle flat). The price to be paid by investors for the Class B Certificates will include [29] days of accrued interest.

Day Count:                          With respect to the Offered Certificates,
                                    other than the Class B Certificates,
                                    Actual/360. With respect to the Class B
                                    Certificates, 30/360.

Payment Delay:                      With respect to the Offered Certificates,
                                    other than the Class B Certificates, 0 days.
                                    With respect to the Class B Certificates, 24 days


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
       Asset-Backed Funding Corporation
       Asset-Backed Certificates, Series 2004-OPT1
       $441,986,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

Stepped Servicing Fees:             0.30% per annum on the aggregate principal
                                    balance of the Mortgage Loans for months 1 through 10 from the month of the Closing
                                    Date, 0.40% per annum on the aggregate
                                    principal balance of the Mortgage Loans for months 11 through 30 from the month of Closing Date, 0.65% per annum on the aggregate principal balance of the Mortgage
                                    Loans for months 31 through 48 from the
                                    month of the Closing Date, 0.80% per annum on the aggregate principal balance of the Mortgage Loans for months 49 and thereafter from the month of the Closing Date. Trustee
                                    Fee: Approximately 0.0085% per annum on the aggregate principal balance of the Mortgage
                                    Loans.

Credit Risk Manager Fee:            Approximately 0.0175% per annum on the
                                    aggregate principal balance of the Mortgage
                                    Loans.

Statistical Cut-Off Date:           December 1, 2003.

Cut-Off Date:                       For each Mortgage Loan in the mortgage pool
                                    on the Closing Date, the close of business on January 1, 2004.

Mortgage Loans:                     As of the Statistical Cut-off Date, the
                                    aggregate principal balance of the Mortgage
                                    Loans is approximately $[450,109,405], of which: (i) approximately $[387,932,464] consists of a pool of conforming balance fixed-rate and adjustable-rate Mortgage
                                    Loans (the "Group I Mortgage Loans") and
                                    (ii) approximately $[62,176,941] consists of a pool of conforming and non-conforming balance fixed-rate and adjustable-rate mortgage loans (the "Group II Mortgage
                                    Loans" and, together with the Group I
                                    Mortgage Loans, the "Mortgage Loans"). See the accompanying ABFC 2004-OPT1 Collateral
                                    Annex for additional information on the
                                    Mortgage Loans.

Optional Termination Date:          The first Distribution Date on which the
                                    aggregate principal balance of the Mortgage
                                    Loans declines to 10% or less of the
                                    aggregate principal balance of the Mortgage
                                    Loans as of the Cut-Off Date ("Cut-Off Date
                                    Principal Balance").

Monthly Master Servicer Advances:   The Master Servicer will be obligated to
                                    advance its own funds in an amount equal to the aggregate of all payments of principal and interest (net of Servicing Fees) that were due during the related period on the Mortgage Loans. Advances are required to be made only to the extent they are deemed by the Master Servicer to be recoverable from related late collections, insurance proceeds, condemnation proceeds or liquidation proceeds.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
       Asset-Backed Funding Corporation
       Asset-Backed Certificates, Series 2004-OPT1
       $441,986,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

Credit Enhancement:                 Credit enhancement for the structure is
                                    provided by Excess Cashflow,
                                    overcollateralization and subordination.

                                    Certificate Credit Enhancement

                                    (1)  The Class A Certificates are
                                         enhanced by Excess Cashflow,
                                         approximately [19.60%] in
                                         subordinate certificates and the
                                         Overcollateralization Amount.

                                    (2)  The Class M-1 Certificates are
                                         enhanced by Excess Cashflow,
                                         approximately [12.50%] in
                                         subordinate certificates and the
                                         Overcollateralization Amount

                                    (3)  The Class M-2 Certificates are
                                         enhanced by Excess Cashflow,
                                         approximately [7.25%] in subordinate
                                         certificates and the
                                         Overcollateralization Amount.

                                    (4)  The Class M-3 Certificates are
                                         enhanced by Excess Cashflow,
                                         approximately [5.50%] in subordinate
                                         certificates and the
                                         Overcollateralization Amount.

                                    (5)  The Class M-4 Certificates are
                                         enhanced by Excess Cashflow,
                                         approximately [4.00%] in subordinate
                                         certificates and the
                                         Overcollateralization Amount.

                                    (6)  The Class M-5 Certificates are
                                         enhanced by Excess Cashflow,
                                         approximately [3.00%] in subordinate
                                         certificates and the
                                         Overcollateralization Amount.

                                    (7)  The Class M-6 Certificates are
                                         enhanced by Excess Cashflow,
                                         approximately [1.75%] in subordinate
                                         certificates and the
                                         Overcollateralization Amount.

                                    (8)  The Class B Certificates are
                                         enhanced by Excess Cashflow and the
                                         Overcollateralization Amount.

Expected Credit Support
Percentage:

                                         Class             Initial Credit Support            After Stepdown Support
                                         -----             ----------------------            ----------------------
                                           A                     [20.50%]                           [41.00%]
                                          M-1                    [13.40%]                           [26.80%]
                                          M-2                    [8.15%]                            [16.30%]
                                          M-3                    [6.40%]                            [12.80%]
                                          M-4                    [4.90%]                             [9.80%]
                                          M-5                    [3.90%]                             [7.80%]
                                          M-6                    [2.65%]                             [5.30%]
                                           B                     [0.90%]                             [1.80%]

Expected Overcollateralization      Prior to the Stepdown Date, the
Target Amount:                      Overcollateralization Target Amount will be
                                    approximately [0.90]% of the aggregate
                                    Principal Balance of the Mortgage Loans as of the Cut-off Date. The
                                    Overcollateralization Target Amount on or after the Stepdown Date will be the lesser of approximately (a) [0.90]% of the aggregate Principal Balance of the Mortgage
                                    Loans as of the Cut-off Date and (b) [1.80]% of the aggregate Principal Balance of the Mortgage Loans for the related Distribution
                                    Date, subject to a floor equal to 0.50% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date;
                                    provided however, if a Trigger Event has occurred on the related Distribution Date, the Overcollateralization Target Amount will be equal to the Overcollateralization Target
                                    Amount for the previous Distribution Date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
       Asset-Backed Funding Corporation
       Asset-Backed Certificates, Series 2004-OPT1
       $441,986,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

Overcollateralization Release       The Overcollateralization Release Amount
Amount:                             means, with respect to any Distribution Date
                                    on or after the Stepdown Date on which a Trigger Event is not in effect, the excess, if any, of (i) the Overcollateralization
                                    Amount for such Distribution Date (assuming that 100% of the Principal Remittance Amount is applied as a principal payment on such Distribution Date) over (ii) the
                                    Overcollateralization Target Amount for such
                                    Distribution Date.

Overcollateralization Deficiency    As of any Distribution Date, the
Amount:                             Overcollateralization Deficiency Amount is
                                    the excess, if any, of (a) the
                                    Overcollateralization Target Amount for such
                                    Distribution Date over (b) the
                                    Overcollateralization Amount for such
                                    Distribution Date, calculated for this
                                    purpose after taking into account the
                                    reduction on such Distribution Date of the certificate principal balances of all classes of Certificates resulting from the distribution of the Principal Distribution
                                    Amount (but not the Extra Principal
                                    Distribution Amount) on such Distribution
                                    Date, but prior to taking into account any Realized Losses allocated to any class of Certificates on such Distribution Date.

Overcollateralization Amount:       The Overcollateralization Amount is equal to
                                    the excess of the aggregate principal
                                    balance of the Mortgage Loans over the
                                    aggregate principal balance of the Offered
                                    Certificates. On the Closing Date, the
                                    Overcollateralization Amount is expected to equal the Overcollateralization Target
                                    Amount. To the extent the
                                    Overcollateralization Amount is reduced
                                    below the Overcollateralization Target
                                    Amount, Excess Cashflow will be directed to build the Overcollateralization Amount until the Overcollateralization Target Amount is reached.

Available Funds:                    Available Funds will be equal to the sum of
                                    the following amounts with respect to the Mortgage Loans, net of amounts reimbursable therefrom to the Master Servicer or the
                                    Trustee: (i) the aggregate amount of monthly payments on the Mortgage Loans due on the related Due Date and received by the Trustee one business day prior to the Distribution
                                    Date, after deduction of the Trustee Fee for such Distribution Date, the Servicing Fee for such Distribution Date, the Credit Risk
                                    Manager Fee for such Distribution Date, and any accrued and unpaid Servicing Fees, Trustee Fees, and Credit Risk Manager Fees in respect of any prior Distribution Dates
                                    (ii) unscheduled payments in respect of the Mortgage Loans, including prepayments,
                                    Insurance Proceeds, Net Liquidation Proceeds and proceeds from repurchases of and substitutions for such Mortgage Loans occurring during the related prepayment period, excluding prepayment charges, (iii) on the Distribution Date on which the Trust is to be terminated in accordance with the Pooling and Servicing Agreement, the
                                    Termination Price and (iv) payments from the Master Servicer in connection with Advances and Prepayment Interest Shortfalls for such Distribution Date.

Excess Cashflow:                    For the Offered Certificates on each
                                    Distribution Date is equal to the sum of (x) any Overcollateralization Release Amount and
                                    (y) the excess of the Available Funds over the sum of (i) the interest paid on the Offered Certificates and (ii) the Principal
                                    Remittance Amount.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
       Asset-Backed Funding Corporation
       Asset-Backed Certificates, Series 2004-OPT1
       $441,986,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

Stepdown Date:                      The earlier to occur of (i) the Distribution
                                    Date on which the aggregate principal
                                    balance of the Class A Certificates has been reduced to zero and (ii) the later to occur of (a) the Distribution Date in February
                                    2007 and (b) the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to [41.00]%. The
                                    Credit Enhancement Percentage is obtained by dividing (x) the aggregate Certificate principal balance of the Mezzanine
                                    Certificates and the Overcollateralization
                                    Amount (before taking into account
                                    distributions of principal on such
                                    distribution date) by (y) the aggregate
                                    principal balance of the Mortgage Loans as of the last day of the related collection period.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
       Asset-Backed Funding Corporation
       Asset-Backed Certificates, Series 2004-OPT1
       $441,986,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               PASS THROUGH RATES
--------------------------------------------------------------------------------

The Pass-Through Rate for each class of the Offered Certificates for any Distribution Date will be the lesser of (x) the related Formula Rate for such Distribution Date and (y) the related Net WAC Rate for such Distribution Date.

Formula Rate:

The Formula Rate for the Offered Certificates, other than the Class B Certificates, is the lesser of:

      (i) the sum of (a) one-month LIBOR as determined for the related period and (b) the certificate margin for the applicable class; and

      (ii)  the Maximum Cap Rate for such Distribution Date.

The Formula Rate for the Class B Certificates is equal to the fixed rate coupon.

On each Distribution Date after the Optional Termination Date, the certificate margin for the Class A Certificates will be 2 times the related initial certificate margin, for the Mezzanine Certificates (other than the Class B Certificates), the related certificate margin will be 1.5 times the related initial certificate margin and for the Class B Certificates, the coupon rate will increase by 0.50%.

Adjusted Net Mortgage Rate:         The Adjusted Net Mortgage Rate for each
                                    Mortgage Loan is equal to the mortgage
                                    interest rate less the sum of (i) the
                                    Servicing Fee Rate, (ii) the Trustee Fee
                                    Rate (iii) and the Credit Risk Manager Fee.

Adjusted Net Maximum                The Adjusted Net Maximum Mortgage Rate for
Mortgage Rate:                      each Mortgage Loan is equal to the maximum
                                    mortgage interest rate (or the mortgage
                                    interest rate in the case of any Fixed Rate
                                    Mortgage Loan) less the sum of (i) the
                                    Servicing Fee Rate, (ii) the Trustee Fee
                                    Rate (iii) and the Credit Risk Manager Fee.

Maximum Cap Rate:

The Maximum Cap Rate for the Class A-1 and A-1A Certificates and any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Maximum Mortgage Rates of the Group I Mortgage Loans.

The Maximum Cap Rate for the Class A-2 Certificates and any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Maximum Mortgage Rates of the Group II Mortgage Loans.

The Maximum Cap Rate for the Mezzanine Certificates (other than the Class B Certificates) and any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Maximum Mortgage Rates of the Mortgage Loans.

Net WAC Rate:

The Net WAC Rate for the Class A-1 and Class A-1A Certificates on any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Mortgage Rates of the Group I Mortgage Loans.

The Net WAC Rate for the Class A-2 Certificates on any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Mortgage Rates of the Group II Mortgage Loans.

The Net WAC Rate for the Mezzanine Certificates (other than the Class B Certificates) and any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Mortgage Rates of the Mortgage Loans.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
       Asset-Backed Funding Corporation
       Asset-Backed Certificates, Series 2004-OPT1
       $441,986,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               PASS THROUGH RATES
--------------------------------------------------------------------------------

Net WAC Rate Carryover Amount:

If, on any Distribution Date the Pass-Through Rate for a class of Offered Certificates is limited by the related Net WAC Rate, the "Net WAC Rate Carryover Amount" for such class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such class based on the related Formula Rate over (b) the amount of interest actually accrued on such class based on the related Net WAC Rate and (ii) the unpaid portion of any related Net WAC Rate Carryover Amount from any prior Distribution Dates together with accrued interest at the related Formula Rate. Any Net WAC Rate Carryover Amount will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
       Asset-Backed Funding Corporation
       Asset-Backed Certificates, Series 2004-OPT1
       $441,986,000 (approximate)
--------------------------------------------------------------------------------


Trigger Event:                      A Trigger Event exists with respect to any
                                    Distribution Date on or after the Stepdown
                                    Date (i) if the three month rolling average of 60+ day delinquent loans (including loans that are in bankruptcy or foreclosure and are 60+ days delinquent or that are REO) is greater than [TBD]% of the senior enhancement percentage or (ii) if the Cumulative Realized Loss Percentage exceeds the values defined below for such Distribution Date:

                                          Distribution Dates                  Cumulative Realized Loss Percentage
                                          ------------------                  -----------------------------------
                                     February 2007 - January 2008                           [TBD]%
                                     February 2008 - January 2009                           [TBD]%
                                     February 2009 - January 2010                           [TBD]%
                                     February 2010 - January 2011                           [TBD]%
                                        February 2011 and after                             [TBD]%



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
       Asset-Backed Funding Corporation
       Asset-Backed Certificates, Series 2004-OPT1
       $441,986,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          YIELD MAINTENANCE AGREEMENT
--------------------------------------------------------------------------------

On the Closing Date, the Trustee will enter into a Yield Maintenance Agreement with [ ] (the "Counterparty") for the benefit of the Offered Certificates. The notional balance of the Yield Maintenance Agreement and the strike prices are in the table below. In exchange for a fixed payment on the Closing Date, the Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds [8.93]%. Net WAC Rate Carryover Amounts to the extent not covered by clause (xvii) of the Excess Cashflow Distribution will be covered to the extent of payments received by the Trustee under the Yield Maintenance Agreement. The Yield Maintenance Agreement will terminate after the Distribution Date in [October 2006].

------------------------------------------------------------------------------------------------------------------------------
                                               Yield Maintenance Agreement Schedule
------------------------------------------------------------------------------------------------------------------------------
       Period              Notional               Strike                 Period               Notional            Strike
------------------------------------------------------------------------------------------------------------------------------
          1              446,000,000               7.85                    18               322,027,319            6.66
          2              442,123,633               7.01                    19               312,841,722            6.44
          3              437,605,602               6.53                    20               303,582,397            6.44
          4              432,453,826               6.76                    21               294,268,444            6.66
          5              426,679,125               6.53                    22               284,924,860            8.19
          6              420,295,433               6.76                    23               275,953,116            8.47
          7              413,319,729               6.53                    24               267,273,156            8.17
          8              406,028,080               6.53                    25               258,875,235            8.17
          9              398,498,054               6.76                    26               250,749,941            8.93
         10              390,739,836               6.53                    27               242,888,183            8.15
         11              382,764,651               6.66                    28               235,281,217            8.93
         12              374,584,881               6.44                    29               227,933,271            8.70
         13              366,213,958               6.44                    30               220,822,554            8.93
         14              357,666,297               7.16                    31               213,941,191            8.44
         15              348,957,237               6.44                    32               207,281,572            8.43
         16              340,102,996               6.66                    33               200,836,347            8.71
         17              331,120,482               6.44
------------------------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
       Asset-Backed Funding Corporation
       Asset-Backed Certificates, Series 2004-OPT1
       $441,986,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             INTEREST DISTRIBUTIONS
--------------------------------------------------------------------------------

I. On each Distribution Date, the Group I Interest Remittance Amount will be distributed from Available Funds in the following order of priority:

(i) concurrently, to the holders of the Class A-1 and Class A-1A Certificates, pro rata, Accrued Certificate Interest for such Distribution Date;

(ii) concurrently, to the holders of the Class A-1 and Class A-1A Certificates, pro rata, the Unpaid Interest Shortfall Amount, if any, for such Distribution Date; and

(iii) to the holders of the Class A-2 Certificates, the remaining Accrued Certificate Interest and remaining Unpaid Interest Shortfall Amount, if any, for such class for such Distribution Date to the extent not distributed pursuant to II(i) and II(ii) below.

II. On each Distribution Date, the Group II Interest Remittance Amount will be distributed from Available Funds in the following order of priority:

(i) to the holders of the Class A-2 Certificates, Accrued Certificate Interest for such Distribution Date;

(ii) to the holders of the Class A-2 Certificates, the Unpaid Interest Shortfall Amount, if any, for such Distribution Date; and

(iii) concurrently, to the holders of the Class A-1 and Class A-1A, pro rata, the remaining Accrued Certificate Interest and remaining Unpaid Interest Shortfall Amount, if any, for such class for such Distribution Date to the extent not distributed pursuant to I(i) and I(ii) above.

III. On each Distribution Date, following the distributions made pursuant to clauses I and II above, the Trustee shall make the following disbursements in the order of priority described below, in each case to the extent of the sum of the Group I Interest Remittance Amount and Group II Interest Remittance Amount remaining undistributed for such Distribution Date:

(i) to the holders of the Class M-1 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(ii) to the holders of the Class M-2 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(iii) to the holders of the Class M-3 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(iv) to the holders of the Class M-4 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(v) to the holders of the Class M-5 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(vi) to the holders of the Class M-6 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(vii) to the holders of the Class B Certificates, Accrued Certificate Interest for such class for such Distribution Date; and

(viii)      any remainder as described under "Excess Cashflow Distribution."



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
       Asset-Backed Funding Corporation
       Asset-Backed Certificates, Series 2004-OPT1
       $441,986,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

I. On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Group I Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

(i) concurrently, to the holders of the Class A-1 and Class A-1A Certificates, pro rata, until the certificate principal balances thereof have been reduced to zero; and

(ii) to the holders of the Class A-2 Certificates, until the certificate principal balance thereof has been reduced to zero, to the extent not distributed pursuant to II(i) below.

II. On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Group II Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

(i) to the holders of the Class A-2 Certificates, until the certificate principal balance thereof has been reduced to zero; and

(ii) concurrently, to the holders of the Class A-1, Class A-1A Certificates, pro rata, until the certificate principal balances thereof have been reduced to zero, to the extent not distributed pursuant to I(i) above.

III. On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, distributions in respect of principal to the extent of the sum of the Group I Principal Distribution Amount and the Group II Principal Distribution Amount remaining undistributed after I and II above for such Distribution Date shall be made in the following amounts and order of priority:

(i) to the Class M-1 Certificates until the certificate principal balance is reduced to zero;

(ii) to the Class M-2 Certificates until the certificate principal balance is reduced to zero;

(iii) to the Class M-3 Certificates until the certificate principal balance is reduced to zero;

(iv) to the Class M-4 Certificates until the certificate principal balance is reduced to zero;

(v) to the Class M-5 Certificates until the certificate principal balance is reduced to zero;

(vi) to the Class M-6 Certificates until the certificate principal balance is reduced to zero; and

(vii) to the Class B Certificates until the certificate principal balance is reduced to zero.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
       Asset-Backed Funding Corporation
       Asset-Backed Certificates, Series 2004-OPT1
       $441,986,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

IV. On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Group I Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

(i) concurrently, to the holders of the Class A-1 and Class A-1A Certificates, pro rata, the Class A-1/A-1A Principal Distribution Amount, until the certificate principal balances thereof have been reduced to zero; and

(ii) to the holders of the Class A-2 Certificates, any remaining Class A-1/A-1A Principal Distribution Amounts, until the certificate principal balance thereof has been reduced to zero, to the extent not distributed pursuant to V(i) below.

V. On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Group II Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

(i) to the holders of the Class A-2 Certificates, the Class A-2 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero; and

(ii) concurrently, to the holders of the Class A-1 and Class A-1A Certificates, pro rata, any remaining Class A-2 Principal Distribution Amounts, until the certificate principal balances thereof have been reduced to zero, to the extent not distributed pursuant to IV(i) above.

VI. On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, distributions in respect of principal to the extent of the sum of the Group I Principal Distribution Amount and the Group II Principal Distribution Amount remaining undistributed after IV through V above for such Distribution Date shall be made in the following amounts and order of priority:

(i) to the Class M-1 Certificates, the Class M-1 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(ii) to the Class M-2 Certificates, the Class M-2 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(iii) to the Class M-3 Certificates, the Class M-3 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(iv) to the Class M-4 Certificates, the Class M-4 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(v) to the Class M-5 Certificates, the Class M-5 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(vi) to the Class M-6 Certificates, the Class M-6 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero; and

(vii) to the Class B Certificates, the Class B Principal Distribution Amount until the certificate principal balance thereof is reduced to zero.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
       Asset-Backed Funding Corporation
       Asset-Backed Certificates, Series 2004-OPT1
       $441,986,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          EXCESS CASHFLOW DISTRIBUTION
--------------------------------------------------------------------------------

On each Distribution Date, any excess cashflow shall be paid as follows:

(i) to build or maintain the Overcollateralization Amount to the Overcollateralization Target Amount;

(ii)        to the Class A-1A Certificates, any Allocated Realized Loss Amounts;

(iii)       to the Class M-1 Certificates, any Unpaid Interest Shortfall Amount;

(iv)        to the Class M-1 Certificates, any Allocated Realized Loss Amounts;

(v)         to the Class M-2 Certificates, any Unpaid Interest Shortfall Amount;

(vi)        to the Class M-2 Certificates, any Allocated Realized Loss Amounts;

(vii)       to the Class M-3 Certificates, any Unpaid Interest Shortfall Amount;

(viii)      to the Class M-3 Certificates, any Allocated Realized Loss Amounts;

(ix)        to the Class M-4 Certificates, any Unpaid Interest Shortfall Amount;

(x)         to the Class M-4 Certificates, any Allocated Realized Loss Amounts;

(xi)        to the Class M-5 Certificates, any Unpaid Interest Shortfall Amount;

(xii)       to the Class M-5 Certificates, any Allocated Realized Loss Amount;

(xiii)      to the Class M-6 Certificates, any Unpaid Interest Shortfall Amount;

(xiv)       to the Class M-6 Certificates, any Allocated Realized Loss Amount

(xv)        to the Class B Certificates, any Unpaid Interest Shortfall Amount;

(xvi)       to the Class B Certificates, any Allocated Realized Loss Amount;

(xvii) an amount equal to any unpaid remaining Net WAC Rate Carryover Amounts with respect to the Class A and Mezzanine Certificates to such Certificates in the same order and priority in which Accrued Certificate Interest is allocated; and

(xviii) any remaining amounts as specified in the pooling and servicing agreement.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
       Asset-Backed Funding Corporation
       Asset-Backed Certificates, Series 2004-OPT1
       $441,986,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  DEFINITIONS
--------------------------------------------------------------------------------

Accrued Certificate Interest:       Accrued Certificate Interest for each Class
                                    of Offered Certificates for each
                                    Distribution Date means an amount equal to the interest accrued during the related accrual period on the Certificate principal balance of such class of Certificates, minus such class' interest percentage of shortfalls caused by the Relief Act or similar state laws for such Distribution
                                    Date.

Unpaid Interest Shortfall Amount:   The Unpaid Interest Shortfall Amount means
                                    (i) for each class of Offered Certificates and the first Distribution Date, zero, and
                                    (ii) with respect to each class of Offered
                                    Certificates and any Distribution Date after the first Distribution Date, the amount, if any, by which (a) the sum of (1) Accrued
                                    Certificate Interest for such class for the immediately preceding Distribution Date and
                                    (2) the outstanding Unpaid Interest
                                    Shortfall Amount, if any, for such class for such preceding Distribution Date exceeds (b) the aggregate amount distributed on such class in respect of interest on such preceding Distribution Date, plus interest on the amount of interest due but not paid on the Certificates of such class on such preceding Distribution Date, to the extent permitted by law, at the Pass-Through Rate for such class for the related accrual period.

Allocated Realized Loss Amount:     An Allocated Realized Loss Amount with
                                    respect to any class of the Mezzanine
                                    Certificates or the Class A-1A Certificates and any Distribution Date is an amount equal to the sum of any Realized Loss allocated to that class of Certificates on such Distribution Date and any Allocated Realized
                                    Loss Amount for that class remaining unpaid from the previous Distribution Date.

Realized Losses:                    A Realized Loss is (i) as to any Mortgage
                                    Loan that is liquidated, the unpaid
                                    principal balance thereof less the net
                                    proceeds from the liquidation of, and any insurance proceeds from, such Mortgage Loan and the related mortgaged property which are applied to the principal balance of such Mortgage Loan, (ii) to the extent of the amount of any reduction of principal balance by a bankruptcy court of the mortgaged property at less than the amount of the Mortgage Loans and (iii) a reduction in the principal balance of a Mortgage Loan resulting from a modification by the Servicer.

                                    All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first to the Excess Cashflow, second in reduction of the Overcollateralization Amount, third to the Class B Certificates, fourth to the Class M-6 Certificates, fifth to the Class M-5 Certificates, sixth to the Class M-4 Certificates, seventh to the Class M-3 Certificates, eighth to the Class M-2 Certificates, ninth to the Class M-1 Certificates and tenth, any losses related to the Group I Mortgage Loans, to the Class A-1A Certificates. An allocation of any Realized Losses to a Mezzanine Certificate on any Distribution Date will be made by reducing the Certificate principal balance thereof, after taking into account all distributions made thereon on such Distribution Date. Realized Losses will not be allocated to the Class A-1 and Class A-2 Certificates. However it is possible that under certain loss scenarios there will not be enough principal and interest on the Mortgage Loans to pay the Class A-1 and Class A-2 Certificates all interest and principal amounts to which such Certificates are then entitled.

Class A-1/A-1A Allocation           The Class A-1/A-1A Allocation Percentage for
Percentage:                         any Distribution Date is the percentage
                                    equivalent of a fraction, the numerator of which is (i) the Group I Principal
                                    Remittance Amount for such Distribution
                                    Date, and the denominator of which is (ii) the Principal Remittance Amount for such Distribution Date.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
       Asset-Backed Funding Corporation
       Asset-Backed Certificates, Series 2004-OPT1
       $441,986,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  DEFINITIONS
--------------------------------------------------------------------------------

Group I Basic Principal             The Group I Basic Principal Distribution
Distribution Amount:                Amount means with respect to any
                                    Distribution Date the excess of (i) the
                                    Group I Principal Remittance Amount for such
                                    Distribution Date over (ii) the product of
                                    (a) the Overcollateralization Release
                                    Amount, if any, for such Distribution Date and (b) the Class A-1/A-1A Allocation
                                    Percentage.

Group I Interest                    Interest Remittance Amount with respect to
Remittance Amount:                  any Distribution Date is that portion of the
The Group I                         Available Funds for such Distribution Date
                                    attributable to interest received or
                                    advanced with respect to the Group I
                                    Mortgage Loans.


Group I  Principal                  The Group I Principal Distribution Amount
Distribution  Amount:               with respect to any Distribution Date is the
                                    sum of (i) the Group I Basic Principal
                                    Distribution Amount for such Distribution
                                    Date and (ii) the product of (a) the Extra
                                    Principal Distribution Amount for such
                                    Distribution Date and (b) the Class A-1/A-1A
                                    Allocation Percentage.

Group I Principal                   The Group I Principal Remittance Amount
Remittance Amount:                  means with respect to any Distribution Date,
                                    the sum of (i) all scheduled payments of principal collected or advanced on the Group
                                    I Mortgage Loans by the Master Servicer that were due during the related collection period, (ii) the principal portion of all partial and full principal prepayments of the Group I Mortgage Loans applied by the Master Servicer during such Prepayment period, (iii) the principal portion of all related Net Liquidation Proceeds and
                                    Insurance Proceeds received during such
                                    Prepayment period with respect to the Group
                                    I Mortgage Loans, (iv) that portion of the Purchase Price, representing principal of any repurchased Group I Mortgage Loan, deposited to the Collection Account during such Prepayment period, (v) the principal portion of any related Substitution
                                    Adjustments deposited in the Collection
                                    Account during such Prepayment period with respect to the Group I Mortgage Loans, and
                                    (vi) on the Distribution Date on which the Trust is to be terminated in accordance with the Pooling Agreement, that portion of the Termination Price, representing principal with respect to the Group I Mortgage Loans.

Class A-2 Allocation Percentage:    The Class A-2 Allocation Percentage for any
                                    Distribution Date is the percentage
                                    equivalent of a fraction, the numerator of which is (i) the Group II Principal
                                    Remittance Amount for such Distribution
                                    Date, and the denominator of which is (ii) the Principal Remittance Amount for such Distribution Date.

Group II Basic Principal            The Group II Basic Principal Distribution
Distribution Amount:                Amount means with respect to any
                                    Distribution Date the excess of (i) the
                                    Group II Principal Remittance Amount for such Distribution Date over (ii) the product of (a) the Overcollateralization Release
                                    Amount, if any, for such Distribution Date and (b) the Class A-2 Allocation Percentage.

Group II Interest                   The Group II Interest Remittance Amount with
Remittance Amount:                  respect to any Distribution Date is that
                                    portion of the Available Funds for such
                                    Distribution Date attributable to interest received or advanced with respect to the Group II Mortgage Loans.

Group II Principal                  The Group II Principal Distribution Amount
Distribution Amount:                with respect to any Distribution Date is the
                                    sum of (i) the Group II Basic Principal
                                    Distribution Amount for such Distribution
                                    Date and (ii) the product of (a) the Extra
                                    Principal Distribution Amount for such
                                    Distribution Date and (b) the Class A-2
                                    Allocation Percentage.




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
       Asset-Backed Funding Corporation
       Asset-Backed Certificates, Series 2004-OPT1
       $441,986,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  DEFINITIONS
--------------------------------------------------------------------------------


Group II Principal                  The Group II Principal Remittance Amount
Remittance Amount:                  means with respect to any Distribution Date,
                                    the sum of (i) all scheduled payments of principal collected or advanced on the Group
                                    II Mortgage Loans by the Master Servicer that were due during the related collection period, (ii) the principal portion of all partial and full principal prepayments of the Group II Mortgage Loans received by the Master Servicer during such Prepayment period, (iii) the principal portion of all related Net Liquidation Proceeds and
                                    Insurance Proceeds received during such
                                    Prepayment period with respect to the Group
                                    II Mortgage Loans, (iv) that portion of the Purchase Price, representing principal of any repurchased Group II Mortgage Loan, deposited to the Collection Account during such Prepayment period, (v) the principal portion of any related Substitution
                                    Adjustments deposited in the Collection
                                    Account during such Prepayment period with respect to the Group II Mortgage Loans, and
                                    (vi) on the Distribution Date on which the Trust is to be terminated in accordance with the Pooling Agreement, that portion of the Termination Price, representing principal with respect to the Group II Mortgage Loans.

Principal Remittance Amount:        The Principal Remittance Amount is the sum
                                    of the Group I Principal Remittance Amount and the Group II Principal Remittance
                                    Amount.

Extra Principal                     The Principal Distribution Amount is the sum
Distribution Amount:                of the Group I Principal Distribution Amount
                                    and the Group II Principal Distribution
                                    Amount. Principal Distribution Amount: The
                                    Extra Principal Distribution Amount with respect to any Distribution Date is the lesser of (x) the Excess Cashflow for such Distribution Date and (y) the
                                    Overcollateralization Deficiency Amount for such Distribution Date.

Class A-1/A-1A Principal            The Class A-1/A-1A Principal Distribution
Distribution Amount:                Amount is an amount equal to the to the
                                    excess of (x) the certificate principal
                                    balance of the Class A-1 and Class A-1A
                                    Certificates immediately prior to such
                                    Distribution Date over (y) the lesser of (A) the product of (i) approximately [59.00]% and (ii) the aggregate principal balance of the Group I Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Group I Mortgage
                                    Loans as of the last day of the related
                                    collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.50% and
                                    (y) the principal balance of the Group I
                                    Mortgage Loans as of the Cut-off Date.

Class A-2 Principal                 The Class A-2 Principal Distribution Amount
Distribution Amount:                is an amount equal to the excess of (x) the
                                    certificate principal balance of the Class
                                    A-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately [59.00]% and (ii) the aggregate principal balance of the Group II Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Group II Mortgage
                                    Loans as of the last day of the related
                                    collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.50% and
                                    (y) the principal balance of the Group II
                                    Mortgage Loans as of the Cut-off Date



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
       Asset-Backed Funding Corporation
       Asset-Backed Certificates, Series 2004-OPT1
       $441,986,000 (approximate)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                  DEFINITIONS
--------------------------------------------------------------------------------


Class A Principal                   The Class A Principal Distribution Amount is
Distribution Amount:                an amount equal to the sum of (i) the Class
                                    A-1/A-1A Principal Distribution Amount and
                                    (ii) the Class A-2 Prinipal Distribution
                                    Amount.

Class M-1 Principal                 The Class M-1 Principal Distribution Amount
Distribution Amount:                is an amount equal to the excess of (x) the
                                    sum of the Certificate principal balance of the Class A Certificates (after taking into account the Class A Principal Distribution
                                    Amount) and the Class M-1 Certificates
                                    immediately prior to such Distribution Date over (y) the lesser of (A) the product of
                                    (i) approximately [73.20%] and (ii) the
                                    aggregate principal balance of the Mortgage
                                    Loans as of the last day of the related
                                    collection period after giving effect to prepayments in the related Prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related
                                    Prepayment period, minus the product of (x)
                                    0.50% and (y) the principal balance of the of the Mortgage Loans as of the Cut-off
                                    Date.

Class M-2 Principal                 The Class M-2 Principal Distribution Amount
Distribution Amount:                is an amount equal to the excess of (x) the
                                    sum of the Certificate principal balance of the Class A Certificates (after taking into account the Class A Principal Distribution
                                    Amount), the Class M-1 Certificates (after taking into account the Class M-1 Principal
                                    Distribution Amount) and the Class M-2
                                    Certificates immediately prior to such
                                    Distribution Date over (y) the lesser of (A) the product of (i) approximately [83.70%] and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related
                                    Prepayment period and (B) the aggregate
                                    principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related Prepayment period, minus the product of (x) 0.50% and (y) the principal balance of the of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal                 The Class M-3 Principal Distribution Amount
Distribution Amount:                is an amount equal to the excess of (x) the
                                    sum of the Certificate principal balance of the Class A Certificates (after taking into account the Class A Principal Distribution
                                    Amount), the Class M-1 Certificates (after taking into account the Class M-1 Principal
                                    Distribution Amount), the Class M-2
                                    Certificates (after taking into account the Class M-2 Principal Distribution Amount) and the Class M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately [87.20]% and (ii) the aggregate principal balance of the Mortgage
                                    Loans as of the last day of the related
                                    collection period after giving effect to prepayments in the related Prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period, minus the product of (x) 0.50% and (y) the principal balance of the of the Mortgage Loans as of the Cut-off Date.




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
       Asset-Backed Funding Corporation
       Asset-Backed Certificates, Series 2004-OPT1
       $441,986,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  DEFINITIONS
--------------------------------------------------------------------------------


Class M-4 Principal                 The Class M-4 Principal Distribution Amount
Distribution Amount:                is an amount equal to the excess of (x) the
                                    sum of the Certificate principal balance of the Class A Certificates (after taking into account the Class A Principal Distribution
                                    Amount), the Class M-1 Certificates (after taking into account the Class M-1 Principal
                                    Distribution Amount), the Class M-2
                                    Certificates (after taking into account the Class M-2 Principal Distribution Amount), the Class M-3 Certificates (after taking into account the Class M-3 Principal
                                    Distribution Amount) and the Class M-4
                                    Certificates immediately prior to such
                                    Distribution Date over (y) the lesser of (A) the product of (i) approximately [90.20]% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related
                                    Prepayment period and (B) the aggregate
                                    principal balance of the Mortgage Loans as of the last day of the related collection period, minus the product of (x) 0.50% and
                                    (y) the principal balance of the of the
                                    Mortgage Loans as of the Cut-off Date.


Class M-5 Principal                 The Class M-5 Principal Distribution Amount
Distribution Amount:                is an amount equal to the excess of (x) the
                                    sum of the Certificate principal balance of the Class A Certificates (after taking into account the Class A Principal Distribution
                                    Amount), the Class M-1 Certificates (after taking into account the Class M-1 Principal
                                    Distribution Amount), the Class M-2
                                    Certificates (after taking into account the Class M-2 Principal Distribution Amount), the Class M-3 Certificates (after taking into account the Class M-3 Principal
                                    Distribution Amount), the Class M-4
                                    Certificates (after taking into account the Class M-4 Principal Distribution Amount) and the Class M-5 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately [92.20]% and (ii) the aggregate principal balance of the Mortgage
                                    Loans as of the last day of the related
                                    collection period after giving effect to prepayments in the related Prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period, minus the product of (x) 0.50% and (y) the principal balance of the of the Mortgage Loans as of the Cut-off Date.

Class M-6 Principal                 The Class M-6 Principal Distribution Amount
Distribution Amount:                is an amount equal to the excess of (x) the
                                    sum of the Certificate principal balance of the Class A Certificates (after taking into account the Class A Principal Distribution
                                    Amount), the Class M-1 Certificates (after taking into account the Class M-1 Principal
                                    Distribution Amount), the Class M-2
                                    Certificates (after taking into account the Class M-2 Principal Distribution Amount), the Class M-3 Certificates (after taking into account the Class M-3 Principal
                                    Distribution Amount), the Class M-4
                                    Certificates (after taking into account the Class M-4 Principal Distribution Amount), the Class M-5 Certificates (after taking into account the Class M-5 Principal
                                    Distribution Amount) and the Class M-6
                                    Certificates immediately prior to such
                                    Distribution Date over (y) the lesser of (A) the product of (i) approximately [94.70]% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related
                                    Prepayment period and (B) the aggregate
                                    principal balance of the Mortgage Loans as of the last day of the related collection period, minus the product of (x) 0.50% and
                                    (y) the principal balance of the of the
                                    Mortgage Loans as of the Cut-off Date.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
       Asset-Backed Funding Corporation
       Asset-Backed Certificates, Series 2004-OPT1
       $441,986,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  DEFINITIONS
--------------------------------------------------------------------------------


Class B Principal                   The Class B Principal Distribution Amount is
Distribution Amount:                an amount equal to the excess of (x) the sum
                                    of the Certificate principal balance of the Class A Certificates (after taking into account the Class A Principal Distribution
                                    Amount), the Class M-1 Certificates (after taking into account the Class M-1 Principal
                                    Distribution Amount), the Class M-2
                                    Certificates (after taking into account the Class M-2 Principal Distribution Amount), the Class M-3 Certificates (after taking into account the Class M-3 Principal
                                    Distribution Amount), the Class M-4
                                    Certificates (after taking into account the Class M-4 Principal Distribution Amount), the Class M-5 Certificates (after taking into account the Class M-5 Principal
                                    Distribution Amount), the Class M-6
                                    Certificates (after taking into account the Class M-6 Principal Distribution Amount), and the Class B Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately [98.20]% and (ii) the aggregate principal balance of the Mortgage
                                    Loans as of the last day of the related
                                    collection period after giving effect to prepayments in the related Prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period, minus the product of (x) 0.50% and (y) the principal balance of the of the Mortgage Loans as of the Cut-off Date.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

-------------------------------------------------------------------------------
        Asset Backed Funding Corporation             Banc of America Securities
        Asset-Backed Certificates, Series 2004-OPT1           [GRAPHIC OMITTED]
        $441,986,000 (approximate)
-------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                        BOND SUMMARY
                                                         To Maturity
---------------------------------------------------------------------------------------------------------------------------------
Class A-1A (To Maturity)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               17.97         4.98          3.51          2.68          2.08          1.57           1.29
First Principal Date            2/25/2004    2/25/2004     2/25/2004      2/25/2004     2/25/2004     2/25/2004     2/25/2004
Last Principal Date             10/25/2033   12/25/2029    2/25/2024      7/25/2019     4/25/2016     1/25/2014     9/25/2006
Payment Windows (mos.)             357          311           241            186           147           120            32
Class A-2 (To Maturity)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               18.00         4.92          3.47          2.64          2.05          1.53           1.28
First Principal Date            2/25/2004    2/25/2004     2/25/2004      2/25/2004     2/25/2004     2/25/2004     2/25/2004
Last Principal Date             9/25/2033    10/25/2029    11/25/2023     4/25/2019     1/25/2016    10/25/2013     9/25/2006
Payment Windows (mos.)             356          309           238            183           144           117            32
Class M-1 (To Maturity)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               26.01         9.59          6.66          5.20          4.69          5.18           4.92
First Principal Date            6/25/2025    6/25/2008     2/25/2007      5/25/2007     8/25/2007     2/25/2008     9/25/2006
Last Principal Date             8/25/2033    1/25/2027     12/25/2020    11/25/2016     2/25/2014     3/25/2012     4/25/2012
Payment Windows (mos.)              99          224           167            115           79            50             68
Class M-2 (To Maturity)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               26.01        9.51           6.59          5.09          4.38          4.16           3.67
First Principal Date            6/25/2025    6/25/2008     2/25/2007      3/25/2007     5/25/2007     7/25/2007     3/25/2007
Last Principal Date             7/25/2033    4/25/2025     5/25/2019      8/25/2015     2/25/2013     5/25/2011     2/25/2010
Payment Windows (mos.)             98           203           148            102           70            47             36
Class M-3 (To Maturity)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               26.00        9.41           6.51          5.01          4.25          3.90           3.40
First Principal Date            6/25/2025    6/25/2008     2/25/2007      3/25/2007     4/25/2007     6/25/2007     1/25/2007
Last Principal Date             6/25/2033    1/25/2023     6/25/2017      2/25/2014    12/25/2011     6/25/2010     5/25/2009
Payment Windows (mos.)             97           176           125            84            57            37             29
Class M-4 (To Maturity)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%        50%|50%       75%|75%      100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               25.99        9.32           6.44          4.95          4.18          3.79           3.29
First Principal Date            6/25/2025    6/25/2008     2/25/2007      2/25/2007     3/25/2007     4/25/2007     12/25/2006
Last Principal Date             4/25/2033   11/25/2021     8/25/2016      6/25/2013     6/25/2011     1/25/2010     1/25/2009
Payment Windows (mos.)             95           162           115            77            52            34             26




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

-------------------------------------------------------------------------------
        Asset Backed Funding Corporation             Banc of America Securities
        Asset-Backed Certificates, Series 2004-OPT1           [GRAPHIC OMITTED]
        $441,986,000 (approximate)
-------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                        BOND SUMMARY
                                                         To Maturity
---------------------------------------------------------------------------------------------------------------------------------
Class A-1A (To Call)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               17.92         4.64          3.25          2.48          1.93          1.50           1.29
First Principal Date            2/25/2004    2/25/2004     2/25/2004      2/25/2004     2/25/2004     2/25/2004     2/25/2004
Last Principal Date             7/25/2032    2/25/2017     1/25/2013     10/25/2010     5/25/2009     5/25/2008     9/25/2006
Payment Windows (mos.)             342          157           108            81            64            52             32
Class A-2 (To Call)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               17.95         4.60          3.23          2.46          1.91          1.48           1.28
First Principal Date            2/25/2004    2/25/2004     2/25/2004      2/25/2004     2/25/2004     2/25/2004     2/25/2004
Last Principal Date             7/25/2032    2/25/2017     1/25/2013     10/25/2010     5/25/2009     5/25/2008     9/25/2006
Payment Windows (mos.)             342          157           108            81            64            52             32
Class M-1 (To Call)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               25.89         8.74          6.02          4.72          4.31          4.30           3.59
First Principal Date            6/25/2025    6/25/2008     2/25/2007      5/25/2007     8/25/2007     2/25/2008     9/25/2006
Last Principal Date             7/25/2032    2/25/2017     1/25/2013     10/25/2010     5/25/2009     5/25/2008     9/25/2007
Payment Windows (mos.)              86          105            72            42            22             4             13
Class M-2 (To Call)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               25.89        8.74           6.02          4.66          4.05          3.88           3.46
First Principal Date            6/25/2025    6/25/2008     2/25/2007      3/25/2007     5/25/2007     7/25/2007     3/25/2007
Last Principal Date             7/25/2032    2/25/2017     1/25/2013     10/25/2010     5/25/2009     5/25/2008     9/25/2007
Payment Windows (mos.)             86           105            72            44            25            11             7
Class M-3 (To Call)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               25.89        8.74           6.02          4.64          3.96          3.67           3.22
First Principal Date            6/25/2025    6/25/2008     2/25/2007      3/25/2007     4/25/2007     6/25/2007     1/25/2007
Last Principal Date             7/25/2032    2/25/2017     1/25/2013     10/25/2010     5/25/2009     5/25/2008     9/25/2007
Payment Windows (mos.)             86           105            72            44            26            12             9
Class M-4 (To Call)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                  0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                25.89         8.74         6.02           4.64          3.94          3.59          3.14
First Principal Date             6/25/2025    6/25/2008     2/25/2007     2/25/2007      3/25/2007     4/25/2007    12/25/2006
Last Principal Date              7/25/2032    2/25/2017     1/25/2013     10/25/2010     5/25/2009     5/25/2008     9/25/2007
Payment Windows (mos.)               86          105           72             45            27            14            10



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

-------------------------------------------------------------------------------
        Asset Backed Funding Corporation             Banc of America Securities
        Asset-Backed Certificates, Series 2004-OPT1           [GRAPHIC OMITTED]
        $441,986,000 (approximate)
-------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                      NET WAC CAP SCHEDULE
                                                    Class A-1/A-1A Certifiates
---------------------------------------------------------------------------- -------------------------------------------------------
                         Net WAC       Net WAC     Effective Net                             Net WAC      Net WAC     Effective Net
Period      Pay Date     Rate(1)       Rate(2)    WAC Rate(2) (3)   Period      Pay Date     Rate(1)      Rate(2)    WAC Rate(2) (3)
---------------------------------------------------------------------------- -------------------------------------------------------
  1        2/25/2004       8.17         8.17           9.25           41       6/25/2007       6.51         9.92          9.92
  2        3/25/2004       7.33         7.33           9.25           42       7/25/2007       6.72        10.23          10.23
  3        4/25/2004       6.85         6.85           9.25           43       8/25/2007       6.51         9.88          9.88
  4        5/25/2004       7.08         7.08           9.25           44       9/25/2007       6.51         9.87          9.87
  5        6/25/2004       6.85         6.85           9.25           45       10/25/2007      6.72        10.18          10.18
  6        7/25/2004       7.08         7.08           9.25           46       11/25/2007      6.51         9.88          9.88
  7        8/25/2004       6.85         6.85           9.25           47       12/25/2007      6.72        10.19          10.19
  8        9/25/2004       6.85         6.85           9.25           48       1/25/2008       6.50         9.84          9.84
  9        10/25/2004      7.08         7.08           9.25           49       2/25/2008       6.36         9.68          9.68
  10       11/25/2004      6.85         6.85           9.25           50       3/25/2008       6.80        10.33          10.33
  11       12/25/2004      6.98         6.98           9.25           51       4/25/2008       6.36         9.64          9.64
  12       1/25/2005       6.76         6.76           9.25           52       5/25/2008       6.57         9.99          9.99
  13       2/25/2005       6.76         6.76           9.25           53       6/25/2008       6.36         9.65          9.65
  14       3/25/2005       7.48         7.48           9.25           54       7/25/2008       6.57         9.96          9.96
  15       4/25/2005       6.76         6.76           9.25           55       8/25/2008       6.36         9.62          9.62
  16       5/25/2005       6.98         6.98           9.25           56       9/25/2008       6.36         9.60          9.60
  17       6/25/2005       6.76         6.76           9.25           57       10/25/2008      6.57         9.90          9.90
  18       7/25/2005       6.98         6.98           9.25           58       11/25/2008      6.36         9.56          9.56
  19       8/25/2005       6.76         6.76           9.25           59       12/25/2008      6.57         9.86          9.86
  20       9/25/2005       6.76         6.76           9.25           60       1/25/2009       6.35         9.52          9.52
  21       10/25/2005      6.98         6.98           9.25           61       2/25/2009       6.35         9.50          9.50
  22       11/25/2005      6.76         8.51           9.25           62       3/25/2009       7.03        10.50          10.50
  23       12/25/2005      6.98         8.79           9.25           63       4/25/2009       6.35         9.46          9.46
  24       1/25/2006       6.75         8.49           9.25           64       5/25/2009       6.56         9.76          9.76
  25       2/25/2006       6.75         8.49           9.25           65       6/25/2009       6.35         9.42          9.42
  26       3/25/2006       7.48         9.39           9.25           66       7/25/2009       6.56         9.72          9.72
  27       4/25/2006       6.75         8.47           9.25           67       8/25/2009       6.35         9.39          9.39
  28       5/25/2006       6.98         9.33           9.25           68       9/25/2009       6.35         9.37          9.37
  29       6/25/2006       6.75         9.02           9.25           69       10/25/2009      6.56         9.66          9.66
  30       7/25/2006       6.98         9.31           9.25           70       11/25/2009      6.35         9.33          9.33
  31       8/25/2006       6.51         8.76           9.25           71       12/25/2009      6.56         9.62          9.62
  32       9/25/2006       6.51         8.75           9.25           72       1/25/2010       6.35         9.29          9.29
  33       10/25/2006      6.73         9.03           9.25           73       2/25/2010       6.35         9.27          9.27
  34       11/25/2006      6.51         9.44           9.44           74       3/25/2010       7.03        10.24          10.24
  35       12/25/2006      6.73         9.74           9.74           75       4/25/2010       6.35         9.23          9.23
  36       1/25/2007       6.51         9.41           9.41           76       5/25/2010       6.56         9.52          9.52
  37       2/25/2007       6.51         9.39           9.39           77       6/25/2010       6.35         9.20          9.20
  38       3/25/2007       7.21         10.38          10.38          78       7/25/2010       6.56         9.48          9.48
  39       4/25/2007       6.51         9.36           9.36           79       8/25/2010       6.35         9.16          9.16
  40       5/25/2007       6.72         10.27          10.27          80       9/25/2010       6.35         9.14          9.14
                                                                      81       10/25/2010      6.56         9.42          9.42
---------------------------------------------------------------------------- -------------------------------------------------------

(1) Assumes 1-month LIBOR at 1.15438%, 6-month LIBOR at 1.21625%, and is run at the pricing speed to call.


(2) Assumes the 6-month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the pricing speed to call.

(3) Assumes 1-month LIBOR equal 20.00% and payments are received from the applicable Yield Maintenance Agreement(s).




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

-------------------------------------------------------------------------------
        Asset Backed Funding Corporation             Banc of America Securities
        Asset-Backed Certificates, Series 2004-OPT1           [GRAPHIC OMITTED]
        $441,986,000 (approximate)
-------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                      NET WAC CAP SCHEDULE
                                                      Class A-2 Certifiates
---------------------------------------------------------------------------- -------------------------------------------------------
                         Net WAC       Net WAC     Effective Net                             Net WAC      Net WAC     Effective Net
Period      Pay Date     Rate(1)       Rate(2)    WAC Rate(2) (3)   Period      Pay Date     Rate(1)      Rate(2)    WAC Rate(2) (3)
---------------------------------------------------------------------------- -------------------------------------------------------
  1        2/25/2004       7.93         7.93           9.01           41       6/25/2007       6.30         9.99          9.99
  2        3/25/2004       7.11         7.11           9.03           42       7/25/2007       6.51        10.31          10.31
  3        4/25/2004       6.65         6.66           9.06           43       8/25/2007       6.30         9.96          9.96
  4        5/25/2004       6.87         6.88           9.05           44       9/25/2007       6.30         9.94          9.94
  5        6/25/2004       6.65         6.66           9.06           45       10/25/2007      6.51        10.30          10.30
  6        7/25/2004       6.87         6.88           9.05           46       11/25/2007      6.30         9.96          9.96
  7        8/25/2004       6.65         6.66           9.06           47       12/25/2007      6.51        10.27          10.27
  8        9/25/2004       6.65         6.66           9.06           48       1/25/2008       6.30         9.92          9.92
  9        10/25/2004      6.87         6.88           9.05           49       2/25/2008       6.16         9.76          9.76
  10       11/25/2004      6.65         6.66           9.06           50       3/25/2008       6.58        10.41          10.41
  11       12/25/2004      6.77         6.78           9.05           51       4/25/2008       6.16         9.77          9.77
  12       1/25/2005       6.55         6.57           9.06           52       5/25/2008       6.36        10.08          10.08
  13       2/25/2005       6.55         6.57           9.06           53       6/25/2008       6.15         9.74          9.74
  14       3/25/2005       7.26         7.27           9.04           54       7/25/2008       6.36        10.04          10.04
  15       4/25/2005       6.55         6.57           9.06           55       8/25/2008       6.15         9.70          9.70
  16       5/25/2005       6.77         6.79           9.06           56       9/25/2008       6.15         9.68          9.68
  17       6/25/2005       6.55         6.57           9.06           57       10/25/2008      6.36         9.99          9.99
  18       7/25/2005       6.77         6.79           9.06           58       11/25/2008      6.15         9.64          9.64
  19       8/25/2005       6.55         6.57           9.06           59       12/25/2008      6.36         9.95          9.95
  20       9/25/2005       6.55         6.57           9.06           60       1/25/2009       6.15         9.61          9.61
  21       10/25/2005      6.77         6.80           9.07           61       2/25/2009       6.15         9.59          9.59
  22       11/25/2005      6.55         8.44           9.18           62       3/25/2009       6.81        10.59          10.59
  23       12/25/2005      6.77         8.71           9.17           63       4/25/2009       6.15         9.55          9.55
  24       1/25/2006       6.55         8.42           9.18           64       5/25/2009       6.35         9.85          9.85
  25       2/25/2006       6.55         8.42           9.18           65       6/25/2009       6.15         9.51          9.51
  26       3/25/2006       7.25         9.31           9.17           66       7/25/2009       6.35         9.81          9.81
  27       4/25/2006       6.55         8.41           9.19           67       8/25/2009       6.15         9.47          9.47
  28       5/25/2006       6.77         9.31           9.23           68       9/25/2009       6.15         9.46          9.46
  29       6/25/2006       6.55         8.99           9.22           69       10/25/2009      6.35         9.75          9.75
  30       7/25/2006       6.77         9.28           9.22           70       11/25/2009      6.15         9.42          9.42
  31       8/25/2006       6.31         8.73           9.22           71       12/25/2009      6.35         9.71          9.71
  32       9/25/2006       6.31         8.72           9.22           72       1/25/2010       6.15         9.38          9.38
  33       10/25/2006      6.52         9.17           9.39           73       2/25/2010       6.14         9.36          9.36
  34       11/25/2006      6.31         9.46           9.46           74       3/25/2010       6.80        10.34          10.34
  35       12/25/2006      6.52         9.77           9.77           75       4/25/2010       6.14         9.32          9.32
  36       1/25/2007       6.31         9.44           9.44           76       5/25/2010       6.35         9.61          9.61
  37       2/25/2007       6.31         9.42           9.42           77       6/25/2010       6.14         9.28          9.28
  38       3/25/2007       6.98         10.42          10.42          78       7/25/2010       6.35         9.57          9.57
  39       4/25/2007       6.31         9.44           9.44           79       8/25/2010       6.14         9.24          9.24
  40       5/25/2007       6.52         10.34          10.34          80       9/25/2010       6.14         9.22          9.22
                                                                      81       10/25/2010      6.35         9.51          9.51
---------------------------------------------------------------------------- -------------------------------------------------------

(1) Assumes 1-month LIBOR at 1.15438%, 6-month LIBOR at 1.21625%and is run at the pricing speed to call.


(2) Assumes the 6-month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the pricing speed to call.

(3) Assumes 1-month LIBOR equal 20.00% and payments are received from the applicable Yield Maintenance Agreement(s).



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

-------------------------------------------------------------------------------
        Asset Backed Funding Corporation             Banc of America Securities
        Asset-Backed Certificates, Series 2004-OPT1           [GRAPHIC OMITTED]
        $441,986,000 (approximate)
-------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                      NET WAC CAP SCHEDULE
                                                     Mezzanine Certifiates
---------------------------------------------------------------------------- -------------------------------------------------------
                         Net WAC       Net WAC      Effective Net                            Net WAC      Net WAC     Effective Net
Period      Pay Date     Rate(1)       Rate(2)     WAC Rate(2) (3)   Period     Pay Date     Rate(1)      Rate(2)    WAC Rate(2) (3)
---------------------------------------------------------------------------- -------------------------------------------------------
  1        2/25/2004       8.14          8.14           9.22           41      6/25/2007       6.48         9.93          9.93
  2        3/25/2004       7.30          7.30           9.22           42      7/25/2007       6.69        10.24          10.24
  3        4/25/2004       6.82          6.83           9.23           43      8/25/2007       6.48         9.89          9.89
  4        5/25/2004       7.05          7.05           9.22           44      9/25/2007       6.48         9.88          9.88
  5        6/25/2004       6.82          6.83           9.23           45      10/25/2007      6.69        10.19          10.19
  6        7/25/2004       7.05          7.05           9.22           46      11/25/2007      6.48         9.89          9.89
  7        8/25/2004       6.83          6.83           9.23           47      12/25/2007      6.69        10.20          10.20
  8        9/25/2004       6.83          6.83           9.23           48      1/25/2008       6.48         9.85          9.85
  9        10/25/2004      7.05          7.05           9.22           49      2/25/2008       6.33         9.69          9.69
  10       11/25/2004      6.83          6.83           9.23           50      3/25/2008       6.77        10.34          10.34
  11       12/25/2004      6.95          6.95           9.22           51      4/25/2008       6.33         9.66          9.66
  12       1/25/2005       6.73          6.73           9.22           52      5/25/2008       6.54        10.01          10.01
  13       2/25/2005       6.73          6.73           9.22           53      6/25/2008       6.33         9.66          9.66
  14       3/25/2005       7.45          7.45           9.22           54      7/25/2008       6.54         9.97          9.97
  15       4/25/2005       6.73          6.73           9.22           55      8/25/2008       6.33         9.63          9.63
  16       5/25/2005       6.95          6.96           9.23           56      9/25/2008       6.33         9.61          9.61
  17       6/25/2005       6.73          6.73           9.22           57      10/25/2008      6.54         9.91          9.91
  18       7/25/2005       6.95          6.96           9.23           58      11/25/2008      6.33         9.57          9.57
  19       8/25/2005       6.73          6.73           9.22           59      12/25/2008      6.54         9.87          9.87
  20       9/25/2005       6.73          6.73           9.22           60      1/25/2009       6.33         9.53          9.53
  21       10/25/2005      6.95          6.96           9.23           61      2/25/2009       6.33         9.51          9.51
  22       11/25/2005      6.73          8.50           9.24           62      3/25/2009       7.00        10.51          10.51
  23       12/25/2005      6.95          8.78           9.24           63      4/25/2009       6.33         9.47          9.47
  24       1/25/2006       6.73          8.49           9.25           64      5/25/2009       6.54         9.77          9.77
  25       2/25/2006       6.73          8.48           9.24           65      6/25/2009       6.33         9.44          9.44
  26       3/25/2006       7.45          9.38           9.24           66      7/25/2009       6.54         9.73          9.73
  27       4/25/2006       6.73          8.46           9.24           67      8/25/2009       6.32         9.40          9.40
  28       5/25/2006       6.95          9.33           9.25           68      9/25/2009       6.32         9.38          9.38
  29       6/25/2006       6.73          9.02           9.25           69      10/25/2009      6.53         9.67          9.67
  30       7/25/2006       6.95          9.31           9.25           70      11/25/2009      6.32         9.34          9.34
  31       8/25/2006       6.48          8.75           9.24           71      12/25/2009      6.53         9.63          9.63
  32       9/25/2006       6.48          8.74           9.24           72      1/25/2010       6.32         9.30          9.30
  33       10/25/2006      6.70          9.05           9.27           73      2/25/2010       6.32         9.28          9.28
  34       11/25/2006      6.48          9.44           9.44           74      3/25/2010       7.00        10.26          10.26
  35       12/25/2006      6.70          9.74           9.74           75      4/25/2010       6.32         9.25          9.25
  36       1/25/2007       6.48          9.41           9.41           76      5/25/2010       6.53         9.53          9.53
  37       2/25/2007       6.48          9.40           9.40           77      6/25/2010       6.32         9.21          9.21
  38       3/25/2007       7.17         10.39           10.39          78      7/25/2010       6.53         9.49          9.49
  39       4/25/2007       6.48          9.38           9.38           79      8/25/2010       6.32         9.17          9.17
  40       5/25/2007       6.70         10.28           10.28          80      9/25/2010       6.32         9.15          9.15
                                                                       81      10/25/2010      6.53         9.44          9.44
---------------------------------------------------------------------------- -------------------------------------------------------

(1) Assumes 1-month LIBOR at 1.15438% 6-month LIBOR at 1.21625%, and is run at the pricing speed to call.


(2) Assumes the 6-month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the pricing speed to call.

(3) Assumes 1-month LIBOR equal 20.00% and payments are received from the applicable Yield Maintenance Agreement(s).

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                           Banc of America Securities

                              [GRAPHIC OMITTED]



--------------------------------------------------------------------------------



                       Asset-Backed Funding Corporation
                 Asset-Backed Certificates, Series 2004-OPT1

                               Collateral Annex






                              December 15, 2003

--------------------------------------------------------------------------------
                               Table of Contents

               >     Description of Total Mortgage Loans     2
               >     Description of Group 1 Mortgage Loans  18
               >     Description of Group 2 Mortgage Loans  34

--------------------------------------------------------------------------------


Banc of America Securities
LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
 Asset Backed Funding Corporation                    Banc of America Securities
 Asset-Backed Certificates, Series 2004-OPT1                  [GRAPHIC OMITTED]
 TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                            DESCRIPTION OF THE COLLATERAL
                            TOTAL MORTGAGE LOANS SUMMARY
--------------------------------------------------------------------------------



Summary                                                 Total        Minimum        Maximum
---------------------------------------------------------------------------------------------
Statistical Cut-Off Date Aggregate Principal   $450,109,404.66
Balance
Number of Loans                                          2,845
Average Original Loan Balance                      $158,563.83     $50,000.00    $700,000.00
Average Current Loan Balance                       $158,210.69     $45,333.97    $698,040.27
(1) Weighted Average Combined Original LTV              78.51%         13.51%         95.00%
(1) Weighted Average Gross Coupon                       7.378%         5.100%        11.650%
(1) (2) Weighted Average Gross Margin                   5.221%         1.000%         8.600%
(1) (2) Weighted Average Term to Next Rate                  23              3            178
Adjustment Date (months)
(1) Weighted Average Remaining Term to Maturity            353            117            359
(months)
(1) (3) Weighted Average Credit Score                      600            500            802
---------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total.
(2)  Adjustable Loans Only
(3) 99.84% of the Mortgage Loans have Credit Scores.



--------------------------------------------------------------------------------
                                                                     Percent of
                                                                    Cut-Off Date
                                Range                            Principal Balance
 Product Type                   Adjustable                            67.55%
                                Fixed                                 32.45%

 Fully Amortizing Mortgage Loans                                     100.00%


 Lien                           First                                 99.86%
                                Second                                 0.14%

 Property Type                  SFR                                   75.65%
                                2-4 Family                            10.13%
                                PUD                                    8.59%
                                Low Rise Condo                         4.33%
                                Manufactured Housing                   1.07%
                                High Rise Condo                        0.22%

 Occupancy Status               Owner Occupied                        93.24%
                                Non-Owner Occupied                     5.33%
                                Second Home                            1.43%

 Geographic Distribution        California                            15.67%
                                New York                              14.11%
                                Massachusetts                         10.65%
                                Florida                                5.56%
                                New Jersey                             5.49%
                                Texas                                  5.00%

 Number of States
   (including DC)               49

 Largest Zip Code Concentration 11234                                  0.40%
 Loans with Prepayment Penalties                                      75.31%
-------------------------------------------------------------------------------

Banc of America Securities
LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
 Asset Backed Funding Corporation                    BANC OF AMERICA SECURITIES
 Asset-Backed Certificates, Series 2004-OPT1                  [GRAPHIC OMITTED]
 TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

Range of Mortgage Coupons


                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Mortgage Coupons              Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
5.001 - 5.500                      35    $7,231,749.40          1.61%  39.87%   5.345%     638     75.73%       360        357     3
5.501 - 6.000                     145    27,534,202.54          6.12   37.47    5.862      640     75.45        355        352     3
6.001 - 6.500                     288    52,542,085.67         11.67   37.73    6.316      630     76.10        359        356     3
6.501 - 7.000                     594   103,892,875.74         23.08   37.49    6.787      621     78.53        353        351     2
7.001 - 7.500                     460    76,639,401.31         17.03   38.05    7.319      603     79.88        356        354     2
7.501 - 8.000                     536    79,662,165.23         17.70   37.75    7.799      587     79.77        356        354     2
8.001 - 8.500                     302    42,345,499.81          9.41   38.09    8.279      566     78.14        355        353     2
8.501 - 9.000                     252    35,310,554.63          7.84   39.13    8.779      557     79.09        354        352     2
9.001 - 9.500                     108    12,886,844.73          2.86   38.57    9.298      547     79.16        355        352     2
9.501 - 10.000                     76     7,839,359.99          1.74   36.96    9.754      542     80.50        351        349     2
10.001 - 10.500                    24     2,066,085.99          0.46   41.68   10.298      541     74.37        360        358     2
10.501 - 11.000                    18     1,709,881.06          0.38   38.68   10.752      547     80.47        339        337     2
11.001 - 11.500                     5       297,818.52          0.07   35.02   11.261      529     77.04        306        304     2
11.501 - 12.000                     2       150,880.04          0.03   44.40   11.603      555     73.88        360        357     3
Total:                          2,845  $450,109,404.66        100.00%  37.93%   7.378%     600     78.51%       355        353     2







--------------------------------------------------------------------------------


Banc of America Securities
LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
 Asset Backed Funding Corporation                     BANC OF AMERICA SECURITIES
 Asset-Backed Certificates, Series 2004-OPT1                  [GRAPHIC OMITTED]
 TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

Combined Original Loan-to-Value Ratio

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Combined Original LTV         Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
10.01 - 15.00                       1       $51,888.07          0.01%  26.29%   7.700%       0     13.51%       360        357     3
15.01 - 20.00                       1        59,938.84          0.01   21.44    9.350      565     17.83        360        358     2
20.01 - 25.00                       9     1,066,891.02          0.24   36.12    7.222      587     21.86        360        357     3
25.01 - 30.00                       3       256,558.43          0.06   39.40    6.358      600     27.07        360        357     3
30.01 - 35.00                       9       850,617.86          0.19   33.17    8.122      581     32.54        346        344     2
35.01 - 40.00                      15     1,868,516.01          0.42   37.88    7.109      571     37.74        353        351     2
40.01 - 45.00                      20     2,575,308.63          0.57   36.52    6.972      576     42.80        343        341     2
45.01 - 50.00                      40     5,914,724.41          1.31   37.87    7.018      582     47.86        351        349     2
50.01 - 55.00                      46     6,188,453.37          1.37   38.64    7.445      568     52.97        345        342     3
55.01 - 60.00                      84    13,034,255.80          2.90   35.68    7.140      583     58.09        355        353     2
60.01 - 65.00                     174    28,457,574.89          6.32   37.08    7.171      585     63.37        350        348     2
65.01 - 70.00                     200    31,995,494.29          7.11   37.58    7.351      575     68.82        354        351     2
70.01 - 75.00                     301    51,912,822.57         11.53   37.93    7.519      580     74.17        356        354     2
75.01 - 80.00                     968   148,422,597.72         32.97   37.89    7.381      595     79.64        356        354     2
80.01 - 85.00                     270    44,970,637.86          9.99   38.29    7.241      617     84.38        355        352     2
85.01 - 90.00                     471    77,904,985.74         17.31   38.69    7.476      621     89.61        357        355     2
90.01 - 95.00                     233    34,578,139.15          7.68   38.00    7.478      634     94.79        356        354     3
Total:                          2,845  $450,109,404.66        100.00%  37.93%   7.378%     600     78.51%       355        353     2


--------------------------------------------------------------------------------


Banc of America Securities
LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
 Asset Backed Funding Corporation                     BANC OF AMERICA SECURITIES
 Asset-Backed Certificates, Series 2004-OPT1                  [GRAPHIC OMITTED]
 TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

Statistical Cut-Off Date Principal Balance


                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Principal Balance             Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
less than 50,000.00                30    $1,490,200.39          0.33%  33.01%   8.052%     597     65.45%       329        326     2
50,000.01 - 75,000.00             369    23,461,156.32          5.21   34.40    8.174      595     77.37        341        338     2
75,000.01 - 100,000.00            428    37,754,258.04          8.39   35.26    7.741      602     78.45        349        347     2
100,000.01 - 125,000.00           414    46,576,890.09         10.35   36.48    7.636      602     79.38        352        350     2
125,000.01 - 150,000.00           399    55,287,388.39         12.28   36.85    7.350      595     77.53        356        354     2
150,000.01 - 175,000.00           277    44,906,743.04          9.98   38.67    7.418      595     78.29        358        356     2
175,000.01 - 200,000.00           226    42,225,152.74          9.38   38.63    7.240      600     78.03        355        353     2
200,000.01 - 225,000.00           176    37,358,577.42          8.30   38.66    7.322      596     77.54        358        356     2
225,000.01 - 250,000.00           134    31,913,826.04          7.09   38.42    7.188      600     76.78        358        355     2
250,000.01 - 275,000.00            98    25,697,363.17          5.71   39.94    7.180      594     79.51        360        358     2
275,000.01 - 300,000.00            90    25,868,281.91          5.75   39.34    7.184      601     80.73        359        356     2
300,000.01 - 325,000.00            45    14,077,911.48          3.13   40.53    7.276      601     76.33        353        351     2
325,000.01 - 350,000.00            30    10,141,119.43          2.25   40.11    7.139      590     82.38        360        358     2
350,000.01 - 375,000.00            39    14,172,323.93          3.15   38.03    6.908      622     82.22        355        353     3
375,000.01 - 400,000.00            36    14,002,815.99          3.11   40.03    7.125      606     81.09        360        358     2
400,000.01 - 425,000.00            19     7,833,895.00          1.74   40.30    7.221      609     77.59        360        358     2
425,000.01 - 450,000.00             6     2,657,771.55          0.59   41.80    7.363      615     83.20        360        358     2
450,000.01 - 475,000.00            10     4,619,756.63          1.03   36.57    6.835      621     80.04        360        357     3
475,000.01 - 500,000.00            11     5,414,003.97          1.20   36.35    7.277      628     75.00        360        357     3
500,000.01 - 525,000.00             2     1,029,509.34          0.23   44.00    5.772      628     73.90        360        357     3
525,000.01 - 550,000.00             2     1,076,988.40          0.24   39.49    7.500      576     80.01        360        358     2
550,000.01 - 575,000.00             1       560,282.08          0.12   49.90    8.250      554     85.00        360        358     2
575,000.01 - 600,000.00             1       597,958.98          0.13   39.99    6.150      677     84.63        360        357     3
675,000.01 - 700,000.00             2     1,385,230.33          0.31   39.29    6.326      634     82.48        360        357     3
Total:                          2,845  $450,109,404.66        100.00%  37.93%   7.378%     600     78.51%       355        353     2


--------------------------------------------------------------------------------


Banc of America Securities
LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
 Asset Backed Funding Corporation                     BANC OF AMERICA SECURITIES
 Asset-Backed Certificates, Series 2004-OPT1                  [GRAPHIC OMITTED]
 TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Original Term to Maturity

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Original Term to Maturity     Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----

120                                 5      $439,094.39          0.10%  41.99%   6.874%     652     64.04%       120        117     3
180                                71     7,189,186.60          1.60   34.25    7.569      611     73.92        180        178     2
240                                56     6,035,911.71          1.34   36.79    7.602      612     76.50        240        238     2
360                             2,713   436,445,211.96         96.96   38.00    7.372      599     78.63        360        358     2
Total:                          2,845  $450,109,404.66        100.00%  37.93%   7.378%     600     78.51%       355        353     2



Remaining Term to Maturity

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Remaining Term to Maturity    Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
116 - 120                           5      $439,094.39          0.10%  41.99%   6.874%     652     64.04%       120        117     3
171 - 175                           1        66,467.91          0.01   10.40    7.500      607     75.00        180        175     5
176 - 180                          70     7,122,718.69          1.58   34.48    7.570      611     73.91        180        178     2
231 - 235                           1       212,792.18          0.05   23.86    6.700      642     43.00        240        235     5
236 - 240                          55     5,823,119.53          1.29   37.27    7.635      611     77.72        240        238     2
351 - 355                           9     1,653,059.19          0.37   41.63    7.398      641     78.33        360        355     5
356 - 360                       2,704   434,792,152.77         96.60   37.99    7.372      599     78.63        360        358     2
Total:                          2,845  $450,109,404.66        100.00%  37.93%   7.378%     600     78.51%       355        353     2

--------------------------------------------------------------------------------


Banc of America Securities
LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
 Asset Backed Funding Corporation                     BANC OF AMERICA SECURITIES
 Asset-Backed Certificates, Series 2004-OPT1                  [GRAPHIC OMITTED]
 TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

Credit Score

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
 Credit Score                 Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
801 - 850                           1       $91,689.35          0.02%  29.87%   5.375%     802     73.60%       360        357     3
751 - 800                          21     4,305,968.23          0.96   33.79    6.407      761     82.58        360        357     3
701 - 750                          98    16,059,326.79          3.57   37.22    6.799      717     83.62        352        349     3
651 - 700                         389    63,232,780.30         14.05   38.09    6.779      671     81.64        353        351     3
601 - 650                         885   141,612,142.50         31.46   37.40    7.025      624     81.00        355        352     3
551 - 600                         769   119,328,150.56         26.51   37.62    7.575      576     77.13        356        354     2
501 - 550                         673   104,444,996.30         23.20   39.25    8.115      527     73.97        357        355     2
451 - 500                           3       310,368.95          0.07   28.64    7.882      500     69.05        360        358     2
N/A                                 6       723,981.68          0.16   28.70    8.534        0     65.68        360        357     3
Total:                          2,845  $450,109,404.66        100.00%  37.93%   7.378%     600     78.51%       355        353     2


Credit Grade


                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
 Credit Grade                 Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
AA+                               302   $44,334,090.05          9.85%  37.22%   6.980%     688     84.00%       350        347     3
AA                              1,169   194,851,422.85         43.29   38.16    7.139      606     79.13        355        352     2
A                                 953   147,200,155.22         32.70   37.60    7.427      590     78.95        357        354     2
B                                 340    51,631,114.37         11.47   37.87    8.156      544     72.77        357        355     2
C                                  68    10,048,182.79          2.23   40.56    8.762      533     68.80        359        357     2
CC                                 13     2,044,439.38          0.45   42.15    8.758      545     61.27        360        358     2
Total:                          2,845  $450,109,404.66        100.00%  37.93%   7.378%     600     78.51%       355        353     2



--------------------------------------------------------------------------------


Banc of America Securities
LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
 Asset Backed Funding Corporation                     BANC OF AMERICA SECURITIES
 Asset-Backed Certificates, Series 2004-OPT1                  [GRAPHIC OMITTED]
 TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

Property Type

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Property Type                 Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
SFR - Detached                  2,194  $338,635,371.52         75.23%  37.74%   7.379%     597     78.30%       355        353     2
2-4 Family - Detached             205    43,087,593.91          9.57   38.82    7.341      605     75.51        357        355     2
PUD - Detached                    213    37,171,801.35          8.26   37.45    7.460      607     82.42        356        353     2
Low Rise Condo - Attached         138    19,510,663.95          4.33   39.65    7.229      611     79.57        358        355     2
MF Housing - Detached              47     4,833,471.39          1.07   38.26    7.980      609     85.28        360        358     2
2-4 Family - Attached              13     2,513,410.83          0.56   40.22    6.959      657     73.85        325        321     3
SFR - Attached                     17     1,882,047.23          0.42   37.54    7.255      623     80.57        360        357     3
PUD - Attached                     12     1,487,145.77          0.33   39.17    6.875      671     83.02        353        350     3
High Rise Condo- Attached           6       987,898.71          0.22   40.83    7.548      618     79.20        360        357     3
Total:                          2,845  $450,109,404.66        100.00%  37.93%   7.378%     600     78.51%       355        353     2


Occupancy Status


                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Occupancy Status              Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Owner Occupied                  2,616  $419,692,041.02         93.24%  38.07%   7.360%     597     78.59%       355        353     2
Non-Owner Occupied                183    23,979,624.03          5.33   35.24    7.645      649     76.34        356        353     3
Second Home                        46     6,437,739.61          1.43   38.67    7.521      635     81.31        360        357     3
Total:                          2,845  $450,109,404.66        100.00%  37.93%   7.378%     600     78.51%       355        353     2


--------------------------------------------------------------------------------


Banc of America Securities
LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
 Asset Backed Funding Corporation                     BANC OF AMERICA SECURITIES
 Asset-Backed Certificates, Series 2004-OPT1                  [GRAPHIC OMITTED]
 TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

Documentation

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
 Documentation                Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Full Documentation              1,920  $283,092,862.90         62.89%  38.15%   7.306%     594     79.69%       355        352     2
Stated Income Documentation       890   161,140,294.30         35.80   37.66    7.505      609     76.62        357        354     2
Lite Documentation                 23     3,688,701.73          0.82   32.33    7.652      622     71.91        336        333     2
No Documentation                   12     2,187,545.73          0.49   42.12    6.919      702     75.63        360        357     3
Total:                          2,845  $450,109,404.66        100.00%  37.93%   7.378%     600     78.51%       355        353     2


Loan Purpose


                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
 Loan Purpose                 Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Cash-Out Refinance              1,879  $307,783,177.66         68.38%  38.03%   7.376%     590     76.62%       354        352     2
Purchase                          727   107,696,947.15         23.93   38.03    7.391      625     83.99        359        357     3
Rate-term Refinance               239    34,629,279.85          7.69   36.70    7.358      608     78.27        351        349     3
Total:                          2,845  $450,109,404.66        100.00%  37.93%   7.378%     600     78.51%       355        353     2

--------------------------------------------------------------------------------


Banc of America Securities
LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
 Asset Backed Funding Corporation                     BANC OF AMERICA SECURITIES
 Asset-Backed Certificates, Series 2004-OPT1                  [GRAPHIC OMITTED]
 TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

Product Type

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
 Product Type                 Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
2/28 ARM                        1,659  $274,580,766.06         61.00%  37.99%   7.417%     586     78.97%       360        358     2
30 Year Fixed                     851   133,291,350.51         29.61   38.18    7.284      629     77.71        360        357     3
3/27 ARM                          194    26,867,614.10          5.97   37.06    7.390      593     79.45        360        358     2
15 Year Fixed                      62     6,274,711.81          1.39   34.12    7.528      618     74.55        180        178     2
20 Year Fixed                      56     6,035,911.71          1.34   36.79    7.602      612     76.50        240        238     2
15/15 ARM                           8     1,326,992.66          0.29   40.79    7.047      642     79.97        360        357     3
2/13 ARM                            8       844,220.23          0.19   36.24    8.021      559     70.27        180        178     2
10 Year Fixed                       5       439,094.39          0.10   41.99    6.874      652     64.04        120        117     3
6 Month ARM                         1       378,488.63          0.08   42.45    5.900      682     90.00        360        357     3
3/12 ARM                            1        70,254.56          0.02   22.36    5.850      649     61.74        180        177     3
Total:                          2,845  $450,109,404.66        100.00%  37.93%   7.378%     600     78.51%       355        353     2


Amortization


                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
 Amortization                 Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Fully Amortizing                2,845  $450,109,404.66   100.00%      37.93%   7.378%     600     78.51%       355        353     2
Total:                          2,845  $450,109,404.66   100.00%      37.93%   7.378%     600     78.51%       355        353     2

--------------------------------------------------------------------------------


Banc of America Securities
LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
 Asset Backed Funding Corporation                     BANC OF AMERICA SECURITIES
 Asset-Backed Certificates, Series 2004-OPT1                  [GRAPHIC OMITTED]
 TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

Lien Position

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Lien Position                 Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
1                               2,835  $449,498,985.09         99.86%  37.93%   7.375%     600     78.52%       355        353     2
2                                  10       610,419.57          0.14   39.21    9.580      605     71.62        300        298     2
Total:                          2,845  $450,109,404.66        100.00%  37.93%   7.378%     600     78.51%       355        353     2


Prepayment Penalty Term


                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Prepayment Penalty Term       Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
0                                 708  $111,110,988.59         24.69%  38.21%   7.510%     591     76.79%       355        352     2
12                                210    40,201,762.24          8.93   39.28    7.211      616     74.56        350        347     2
24                              1,215   194,742,983.45         43.27   37.80    7.387      589     79.94        359        357     2
30                                  9     1,678,141.28          0.37   38.48    7.516      625     83.06        349        347     2
36                                703   102,375,529.10         22.74   37.33    7.280      624     79.13        351        348     3
Total:                          2,845  $450,109,404.66        100.00%  37.93%   7.378%     600     78.51%       355        353     2

--------------------------------------------------------------------------------


Banc of America Securities
LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
 Asset Backed Funding Corporation                     BANC OF AMERICA SECURITIES
 Asset-Backed Certificates, Series 2004-OPT1                  [GRAPHIC OMITTED]
 TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

Geographic Distribution

                           Number                        Percent                                 W.A.       W.A.      W.A.
                             of          Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                          Mortgage       Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
 Geographic Distribution   Loans          Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
------------------------- --------     --------------- ------------   -----   ------   ------  --------   --------  ---------  ----
California                    323        $70,532,879.44     15.67%    38.61%     7.054%  597       78.52%   358      356        2
New York                      300         63,506,949.17     14.11     38.89      7.241   597       74.21    353      351        2
Massachusetts                 235         47,958,024.85     10.65     38.27      7.061   597       74.39    359      356        2
Florida                       210         25,040,155.28      5.56     38.00      7.704   612       81.23    355      352        2
New Jersey                    129         24,704,884.81      5.49     38.69      7.536   589       74.62    356      354        2
Texas                         188         22,512,243.58      5.00     36.24      7.943   597       80.75    342      340        2

Connecticut                   102         16,961,028.93      3.77     37.76      7.201   609       79.40    356      354        2
Virginia                       85         13,733,337.28      3.05     37.82      7.596   603       80.98    358      356        2
Colorado                       86         13,674,244.68      3.04     37.95      7.233   591       81.51    360      358        2
Rhode Island                   76         12,423,919.73      2.76     39.12      7.250   604       75.85    356      354        2
Illinois                       95         12,077,944.86      2.68     37.54      7.543   606       80.65    357      355        3

Pennsylvania                   99         11,986,115.32      2.66     35.95      7.507   608       78.92    346      344        2
Michigan                      103         11,431,385.16      2.54     35.65      7.909   592       81.30    358      355        2
Ohio                           99         10,700,118.55      2.38     35.55      7.887   597       82.87    356      354        2
Maryland                       52          9,381,885.67      2.08     38.06      7.383   596       79.40    356      354        3
North Carolina                 87          9,333,569.80      2.07     37.46      7.702   607       81.33    354      352        2

Arizona                        72          9,317,260.93      2.07     37.35      7.215   625       84.65    360      358        2
New Hampshire                  52          8,612,072.10      1.91     38.45      7.308   602       77.74    355      352        2
Washington                     43          7,622,520.30      1.69     39.64      7.092   618       82.45    360      358        2
Minnesota                      41          6,181,614.88      1.37     39.11      7.539   585       81.87    360      358        2
Missouri                       49          5,215,271.02      1.16     37.76      7.697   596       80.40    354      352        2

Nevada                         27          3,910,853.49      0.87     36.94      7.429   612       81.00    356      353        2
Maine                          31          3,854,343.02      0.86     37.38      7.476   592       80.26    357      354        2
South Carolina                 32          3,841,684.37      0.85     33.14      7.699   611       84.41    330      327        2
Wisconsin                      30          3,615,377.37      0.80     35.88      7.623   588       79.74    360      358        2
Indiana                        29          2,943,797.42      0.65     37.38      7.430   589       83.26    344      342        2
Louisiana                      20          2,118,068.62      0.47     37.44      8.012   589       82.03    355      352        2
Utah                           15          2,079,737.98      0.46     36.48      7.160   623       86.69    360      358        2
Tennessee                      23          1,949,011.14      0.43     36.35      8.169   595       83.09    350      348        2
Kansas                         12          1,470,918.40      0.33     31.67      7.633   615       83.05    360      357        3
Vermont                        10          1,466,294.98      0.33     40.62      7.686   592       73.06    360      358        2

Oregon                         11          1,331,243.01      0.30     37.95      7.112   618       82.17    360      357        3
Alabama                        13          1,216,173.86      0.27     36.14      7.891   592       84.20    326      323        3
Kentucky                       10          1,087,560.47      0.24     39.09      8.443   569       84.83    347      345        2
Wyoming                         7          1,029,774.11      0.23     40.75      6.660   649       87.66    360      357        3
Delaware                        9            940,117.41      0.21     34.33      7.689   590       80.11    360      358        2

Iowa                            8            749,578.44      0.17     34.70      7.472   634       79.19    360      357        3
New Mexico                      6            709,337.97      0.16     36.52      8.024   614       82.10    360      357        3
Idaho                           6            693,033.40      0.15     34.61      7.283   611       83.11    360      358        2
Nebraska                        4            429,040.07      0.10     33.80      8.301   541       76.31    360      358        2
Montana                         3            400,217.29      0.09     41.00      6.937   622       84.70    360      358        2

Alaska                          2            339,953.17      0.08     39.50      8.124   604       82.19    360      357        3
Hawaii                          1            275,503.99      0.06     42.77      6.550   640       85.00    360      357        3
Oklahoma                        2            199,357.34      0.04     32.48      9.716   540       87.79    360      358        2
Mississippi                     3            165,557.95      0.04     40.59      8.944   595       78.54    262      260        2
Georgia                         2            126,412.08      0.03     27.11      9.763   562       75.26    360      359        1

West Virginia                   1            115,043.32      0.03     45.39      7.950   639       90.00    360      358        2
Arkansas                        1             74,085.44      0.02     35.01      7.600   664       90.00    360      357        3
North Dakota                    1             69,902.21      0.02     26.11      8.900   589       89.74    360      358        2
Total:                      2,845       $450,109,404.66    100.00%    37.93%     7.378%  600       78.51%   355      353        2

--------------------------------------------------------------------------------


Banc of America Securities
LLC
------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
 Asset Backed Funding Corporation                     BANC OF AMERICA SECURITIES
 Asset-Backed Certificates, Series 2004-OPT1                  [GRAPHIC OMITTED]
 TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

Range of Gross Margins - (Adjustable Loans Only)

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Gross Margin                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
0.501 - 1.000                       1      $140,611.81          0.05%  38.12%   6.450%     675     82.94%       360        357     3
2.501 - 3.000                      12     2,336,393.53          0.77   36.38    5.653      629     71.43        360        357     3
3.001 - 3.500                      46     8,560,170.64          2.82   37.50    5.980      644     73.84        360        357     3
3.501 - 4.000                     141    25,201,476.83          8.29   37.36    6.277      627     76.17        360        357     3
4.001 - 4.500                     214    39,439,516.97         12.97   38.19    6.630      614     78.57        360        358     2
4.501 - 5.000                     348    60,907,360.18         20.03   38.66    6.970      598     79.14        360        357     2
5.001 - 5.500                     359    55,286,103.17         18.18   36.66    7.500      579     79.29        360        357     2
5.501 - 6.000                     327    51,668,733.91         16.99   37.78    7.914      569     79.84        359        357     2
6.001 - 6.500                     181    28,166,893.14          9.26   37.21    8.219      563     79.39        359        357     2
6.501 - 7.000                     128    18,217,784.64          5.99   39.80    8.647      542     80.69        359        357     2
7.001 - 7.500                      60     8,020,539.78          2.64   39.56    9.149      543     82.44        360        358     2
7.501 - 8.000                      40     4,620,368.06          1.52   41.97    9.498      548     80.85        360        358     2
8.001 - 8.500                      13     1,345,801.92          0.44   33.93    9.733      536     80.48        350        348     2
8.501 - 9.000                       1       156,581.66          0.05   38.36    9.100      570     95.00        360        358     2
Total:                          1,871  $304,068,336.24        100.00%  37.92%   7.412%     587     79.00%       359        357     2

--------------------------------------------------------------------------------


Banc of America Securities
LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

-------------------------------------------------------------------------------
 Asset Backed Funding Corporation                    BANC OF AMERICA SECURITIES
 Asset-Backed Certificates, Series 2004-OPT1                  [GRAPHIC OMITTED]
 TOTAL MORTGAGE LOANS
-------------------------------------------------------------------------------

Initial Periodic Rate Cap - (Adjustable Loans Only)

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Initial Cap                   Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----

1.000                               1      $378,488.63          0.12%  42.45%   5.900%     682     90.00%       360        357     3
3.000                           1,870   303,689,847.61         99.88   37.91    7.414      586     78.99        359        357     2
Total:                          1,871  $304,068,336.24        100.00%  37.92%   7.412%     587     79.00%       359        357     2


Periodic Rate Cap - (Adjustable Loans Only)


                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
 Periodic Cap                 Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
1.000                           1,870  $303,747,261.73         99.89%  37.91%   7.414%     586     79.01%       359        357     2
1.500                               1       321,074.51          0.11   43.93    5.990      769     74.18        360        355     5
Total:                          1,871  $304,068,336.24        100.00%   37.9%   7.412%     587     79.00%       359        357     2


--------------------------------------------------------------------------------


Banc of America Securities
LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
 Asset Backed Funding Corporation                     BANC OF AMERICA SECURITIES
 Asset-Backed Certificates, Series 2004-OPT1                  [GRAPHIC OMITTED]
 TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Range of Maximum Interest Rates - (Adjustable Loans Only)

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Maximum Rate                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
11.001 - 11.500                    33    $7,005,522.32          2.30%  40.01%   5.345%     636     75.95%       360        357     3
11.501 - 12.000                   103    19,725,161.52          6.49   37.24    5.849      626     77.31        358        356     2
12.001 - 12.500                   198    35,695,686.44         11.74   38.06    6.328      612     76.95        360        358     2
12.501 - 13.000                   313    57,288,183.27         18.84   37.98    6.809      605     79.61        360        357     2
13.001 - 13.500                   318    54,104,010.16         17.79   37.98    7.315      589     79.91        360        357     2
13.501 - 14.000                   349    54,072,903.65         17.78   37.03    7.802      575     80.03        360        357     2
14.001 - 14.500                   218    31,544,710.63         10.37   37.79    8.276      560     78.44        359        357     2
14.501 - 15.000                   193    27,692,241.90          9.11   38.96    8.780      552     79.06        359        357     2
15.001 - 15.500                    67     8,823,554.18          2.90   38.99    9.296      542     79.89        360        358     2
15.501 - 16.000                    52     5,594,126.33          1.84   36.73    9.747      539     80.41        360        358     2
16.001 - 16.500                    13     1,235,739.35          0.41   40.63   10.289      536     71.60        360        358     2
16.501 - 17.000                    11     1,094,578.31          0.36   40.54   10.802      533     78.33        347        345     2
17.001 - 17.500                     3       191,918.18          0.06   37.57   11.228      537     74.06        360        358     2
Total:                          1,871  $304,068,336.24        100.00%  37.92%   7.412%     587     79.00%       359        357     2

--------------------------------------------------------------------------------


Banc of America Securities
LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
 Asset Backed Funding Corporation                     BANC OF AMERICA SECURITIES
 Asset-Backed Certificates, Series 2004-OPT1                  [GRAPHIC OMITTED]
 TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

Range of Minimum Interest Rates - (Adjustable Loans Only)

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Minimum Rate                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
5.001 - 5.500                33           $7,005,522.32       2.30%    40.01%  5.345%   636     75.95%     360        357       3
5.501 - 6.000               103           19,924,923.81       6.55     37.32   5.845    628     77.25      359        356       3
6.001 - 6.500               198           35,695,686.44      11.74     38.06   6.328    612     76.95      360        358       2
6.501 - 7.000               313           57,088,420.98      18.77     37.96   6.814    604     79.64      360        357       2
7.001 - 7.500               318           54,104,010.16      17.79     37.98   7.315    589     79.91      360        357       2
7.501 - 8.000               349           54,072,903.65      17.78     37.03   7.802    575     80.03      360        357       2
8.001 - 8.500               218           31,544,710.63      10.37     37.79   8.276    560     78.44      359        357       2
8.501 - 9.000               193           27,692,241.90       9.11     38.96   8.780    552     79.06      359        357       2
9.001 - 9.500                67            8,823,554.18       2.90     38.99   9.296    542     79.89      360        358       2
9.501 - 10.000               52            5,594,126.33       1.84     36.73   9.747    539     80.41      360        358       2
10.001 - 10.500              13            1,235,739.35       0.41     40.63   10.289   536     71.60      360        358       2
10.501 - 11.000              11            1,094,578.31       0.36     40.54   10.802   533     78.33      347        345       2
11.001 - 11.500               3              191,918.18       0.06     37.57   11.228   537     74.06      360        358       2
Total:                    1,871         $304,068,336.24     100.00%    37.92%  7.412%   587     79.00%     359        357       2

--------------------------------------------------------------------------------


Banc of America Securities
LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
 Asset Backed Funding Corporation                     BANC OF AMERICA SECURITIES
 Asset-Backed Certificates, Series 2004-OPT1                  [GRAPHIC OMITTED]
 TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

Next Interest Adjustment Date - (Adjustable Loans Only)

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Next Rate Adjustment Date     Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
3/1/2004                            1      $378,488.63          0.12%  42.45%   5.900%     682     90.00%       360        357     3
6/1/2005                            1       183,175.98          0.06   52.65    7.550      593     80.00        360        354     6
7/1/2005                            5       857,246.90          0.28   35.93    7.091      641     75.65        346        341     5
8/1/2005                           15     2,413,804.28          0.79   35.93    6.925      630     76.45        360        356     4
9/1/2005                          515    85,232,975.44         28.03   37.42    7.143      621     79.65        360        357     3
10/1/2005                       1,129   186,597,040.66         61.37   38.26    7.550      568     78.66        359        357     2
11/1/2005                           2       140,743.03          0.05   27.91   10.435      528     82.41        360        359     1
9/1/2006                           69     9,970,090.74          3.28   37.76    7.175      625     80.60        359        356     3
10/1/2006                         126    16,967,777.92          5.58   36.59    7.510      575     78.70        360        358     2
8/1/2018                            1       293,125.11          0.10   32.60    5.950      776     89.24        360        356     4
9/1/2018                            5       662,891.98          0.22   40.25    7.573      595     75.85        360        357     3
10/1/2018                           2       370,975.57          0.12   48.24    6.974      620     80.00        360        358     2
Total:                          1,871  $304,068,336.24        100.00%  37.92%   7.412%     587     79.00%       359        357     2

--------------------------------------------------------------------------------


Banc of America Securities
LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
 Asset Backed Funding Corporation                     BANC OF AMERICA SECURITIES
 Asset-Backed Certificates, Series 2004-OPT1                  [GRAPHIC OMITTED]
 GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

                            DESCRIPTION OF THE COLLATERAL
                           GROUP I MORTGAGE LOANS SUMMARY


Summary                                                 Total        Minimum        Maximum
---------------------------------------------------------------------------------------------
Statistical Cut-Off Date Aggregate Principal   $387,932,464.11
Balance
Number of Loans                                          2,608
Average Original Loan Balance                      $149,081.14     $50,000.00    $500,000.00
Average Current Loan Balance                       $148,747.11     $45,333.97    $498,555.54
(1) Weighted Average Combined Original LTV              78.26%         13.51%         95.00%
(1) Weighted Average Gross Coupon                       7.407%         5.100%        11.650%
(1) (2) Weighted Average Gross Margin                   5.233%         1.000%         8.000%
(1) (2) Weighted Average Term to Next Rate                  24             18            178
Adjustment Date (months)
(1) Weighted Average Remaining Term to Maturity            353            117            359
(months)
(1) (3) Weighted Average Credit Score                      599            500            802
---------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total.
(2)  Adjustable Loans Only
(3) 99.81% of the Mortgage Loans have Credit Scores.

---------------------------------------------------------------------------------------------
                                                                             Percent of
                                                                            Cut-Off Date
                                        Range                            Principal Balance
         Product Type                   Adjustable                            66.97%
                                        Fixed                                 33.03%

         Fully Amortizing Mortgage Loans                                     100.00%

         Lien                           First                                100.00%
                                        Second                                 0.00%

         Property Type                  SFR                                   75.00%
                                        2-4 Family                            11.15%
                                        PUD                                    8.10%
                                        Low Rise Condo                         4.38%
                                        Manufactured Housing                   1.13%
                                        High Rise Condo                        0.23%

         Occupancy Status               Owner Occupied                        92.50%
                                        Non-Owner Occupied                     5.84%
                                        Second Home                            1.66%

         Geographic Distribution        New York                              13.81%
                                        California                            13.51%
                                        Massachusetts                         10.96%
                                        Florida                                5.72%
                                        Texas                                  5.29%
                                        New Jersey                             5.14%

         Number of States               49
           (including DC)
         Largest Zip Code Concentration 11234                                  0.46%
         Loans with Prepayment Penalties                                      74.83%
---------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------


Banc of America Securities
LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
 Asset Backed Funding Corporation                     BANC OF AMERICA SECURITIES
 Asset-Backed Certificates, Series 2003-OPT1                  [GRAPHIC OMITTED]
 GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

Range of Mortgage Coupons

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Mortgage Coupons              Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
5.001 - 5.500                      32    $5,995,350.45          1.55%  39.91%   5.327%     640     73.55%       360        357     3
5.501 - 6.000                     128    22,275,396.96          5.74   37.40    5.863      640     74.08        354        351     3
6.001 - 6.500                     269    44,945,811.42         11.59   37.46    6.320      627     76.08        358        356     2
6.501 - 7.000                     537    86,265,321.42         22.24   37.52    6.791      620     77.81        352        350     2
7.001 - 7.500                     416    65,121,303.05         16.79   38.11    7.317      604     80.28        357        354     2
7.501 - 8.000                     497    71,446,053.45         18.42   37.67    7.802      588     79.69        356        353     2
8.001 - 8.500                     286    38,251,995.74          9.86   37.77    8.282      565     77.52        355        353     2
8.501 - 9.000                     236    31,824,251.43          8.20   38.77    8.784      557     79.14        354        352     2
9.001 - 9.500                      98    10,938,278.33          2.82   38.86    9.303      546     79.04        355        352     2
9.501 - 10.000                     69     7,384,154.20          1.90   36.80    9.754      541     80.83        353        351     2
10.001 - 10.500                    19     1,695,007.45          0.44   43.43   10.298      543     76.23        360        358     2
10.501 - 11.000                    15     1,416,841.05          0.37   40.24   10.745      543     78.42        345        342     2
11.001 - 11.500                     4       221,819.12          0.06   35.24   11.234      531     81.17        288        286     2
11.501 - 12.000                     2       150,880.04          0.04   44.40   11.603      555     73.88        360        357     3
Total:                          2,608  $387,932,464.11        100.00%  37.86%   7.407%     599     78.26%       355        353     2

--------------------------------------------------------------------------------


Banc of America Securities
LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
 Asset Backed Funding Corporation                     BANC OF AMERICA SECURITIES
 Asset-Backed Certificates, Series 2004-OPT1                  [GRAPHIC OMITTED]
 GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

Combined Original Loan-to-Value Ratio

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Combined Original LTV         Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
10.01 - 15.00                       1       $51,888.07          0.01%  26.29%   7.700%       0     13.51%       360        357     3
15.01 - 20.00                       1        59,938.84          0.02   21.44    9.350      565     17.83        360        358     2
20.01 - 25.00                       8       979,090.15          0.25   35.29    7.202      593     21.96        360        357     3
25.01 - 30.00                       3       256,558.43          0.07   39.40    6.358      600     27.07        360        357     3
30.01 - 35.00                       9       850,617.86          0.22   33.17    8.122      581     32.54        346        344     2
35.01 - 40.00                      15     1,868,516.01          0.48   37.88    7.109      571     37.74        353        351     2
40.01 - 45.00                      17     2,320,032.11          0.60   37.85    6.941      577     42.77        342        339     2
45.01 - 50.00                      38     5,001,508.59          1.29   37.30    6.972      580     47.57        349        347     2
50.01 - 55.00                      44     5,618,880.74          1.45   37.85    7.400      574     52.94        343        341     2
55.01 - 60.00                      73    11,025,310.62          2.84   35.19    7.058      584     58.08        355        353     2
60.01 - 65.00                     161    25,856,024.90          6.67   37.17    7.177      580     63.43        350        347     2
65.01 - 70.00                     185    28,037,185.10          7.23   37.89    7.366      576     68.76        353        351     2
70.01 - 75.00                     279    45,296,853.67         11.68   37.43    7.544      579     74.15        356        354     2
75.01 - 80.00                     898   130,903,933.19         33.74   38.12    7.412      594     79.65        356        354     2
80.01 - 85.00                     239    36,203,298.55          9.33   37.88    7.338      616     84.35        354        351     2
85.01 - 90.00                     422    63,453,149.10         16.36   38.41    7.554      621     89.67        357        354     2
90.01 - 95.00                     215    30,149,678.18          7.77   38.11    7.436      637     94.79        356        353     3
Total:                          2,608  $387,932,464.11        100.00%  37.86%   7.407%     599     78.26%       355        353     2

--------------------------------------------------------------------------------


Banc of America Securities
LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
 Asset Backed Funding Corporation                     BANC OF AMERICA SECURITIES
 Asset-Backed Certificates, Series 2004-OPT1                  [GRAPHIC OMITTED]
 GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

Statistical Cut-Off Date Principal Balance

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Principal Balance             Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
less than 50,000.00                26    $1,290,519.46          0.33%  31.21%   7.753%     598     65.22%       329        326     2
50,000.01 - 75,000.00             338    21,384,327.83          5.51   34.06    8.186      596     77.63        341        339     2
75,000.01 - 100,000.00            383    33,950,296.47          8.75   35.53    7.734      603     78.35        349        347     2
100,000.01 - 125,000.00           399    44,870,642.88         11.57   36.81    7.614      603     79.46        352        349     2
125,000.01 - 150,000.00           393    54,469,005.99         14.04   36.90    7.339      595     77.50        356        354     2
150,000.01 - 175,000.00           272    44,120,769.26         11.37   38.59    7.411      595     78.19        358        356     2
175,000.01 - 200,000.00           226    42,225,152.74         10.88   38.63    7.240      600     78.03        355        353     2
200,000.01 - 225,000.00           175    37,155,213.42          9.58   38.74    7.331      595     77.52        358        356     2
225,000.01 - 250,000.00           133    31,679,486.10          8.17   38.49    7.186      600     76.80        358        355     2
250,000.01 - 275,000.00            98    25,697,363.17          6.62   39.94    7.180      594     79.51        360        358     2
275,000.01 - 300,000.00            90    25,868,281.91          6.67   39.34    7.184      601     80.73        359        356     2
300,000.01 - 325,000.00            45    14,077,911.48          3.63   40.53    7.276      601     76.33        353        351     2
325,000.01 - 350,000.00            10     3,325,578.12          0.86   40.78    7.148      602     83.63        360        358     2
350,000.01 - 375,000.00             7     2,529,622.26          0.65   37.08    7.104      617     78.92        360        357     3
375,000.01 - 400,000.00             5     1,920,721.86          0.50   44.27    6.573      626     83.97        360        358     2
400,000.01 - 425,000.00             7     2,869,015.62          0.74   40.34    7.463      603     78.14        360        358     2
475,000.01 - 500,000.00             1       498,555.54          0.13   24.44    6.200      751     80.00        360        357     3
Total:                          2,608  $387,932,464.11        100.00%  37.86%   7.407%     599     78.26%       355        353     2

--------------------------------------------------------------------------------


Banc of America Securities
LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
 Asset Backed Funding Corporation                     BANC OF AMERICA SECURITIES
 Asset-Backed Certificates, Series 2004-OPT1                  [GRAPHIC OMITTED]
 GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

Original Term to Maturity

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Original Term to Maturity     Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
120                                 5      $439,094.39          0.11%  41.99%   6.874%     652     64.04%       120        117     3
180                                67     6,611,335.93          1.70   35.47    7.539      607     73.28        180        178     2
240                                49     5,573,427.93          1.44   36.47    7.512      615     76.95        240        237     3
360                             2,487   375,308,605.86         96.75   37.92    7.404      598     78.38        360        358     2
Total:                          2,608  $387,932,464.11        100.00%  37.86%   7.407%     599     78.26%       355        353     2


Remaining Term to Maturity


                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Remaining Term to Maturity     Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
116 - 120                           5      $439,094.39          0.11%  41.99%   6.874%     652     64.04%       120        117     3
171 - 175                           1        66,467.91          0.02   10.40    7.500      607     75.00        180        175     5
176 - 180                          66     6,544,868.02          1.69   35.73    7.539      607     73.26        180        178     2
231 - 235                           1       212,792.18          0.05   23.86    6.700      642     43.00        240        235     5
236 - 240                          48     5,360,635.75          1.38   36.98    7.545      614     78.30        240        238     2
351 - 355                           9     1,653,059.19          0.43   41.63    7.398      641     78.33        360        355     5
356 - 360                       2,478   373,655,546.67         96.32   37.90    7.404      598     78.38        360        358     2
Total:                          2,608  $387,932,464.11        100.00%  37.86%   7.407%     599     78.26%       355        353     2


--------------------------------------------------------------------------------


Banc of America Securities
LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
 Asset Backed Funding Corporation                     BANC OF AMERICA SECURITIES
 Asset-Backed Certificates, Series 2004-OPT1                  [GRAPHIC OMITTED]
 GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

Credit Score

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Credit Score                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
801 - 850                           1       $91,689.35          0.02%  29.87%   5.375%     802     73.60%       360        357     3
751 - 800                          20     3,932,231.11         1.010   33.790   6.432      761    82.820        360        357     3
701 - 750                          89    13,039,489.82         3.360   37.260   6.829      718    83.600        355        352     3
651 - 700                         361    53,967,820.14        13.910   37.910   6.831      671    81.640        352        349     3
601 - 650                         805   118,728,607.63        30.610   37.320   7.038      624    80.760        354        351     3
551 - 600                         702   104,404,033.66        26.910   37.660   7.600      576    76.950        356        353     2
501 - 550                         621    92,734,241.77        23.900   39.110   8.110      527    73.740        357        355     2
451 - 500                           3       310,368.95         0.080   28.640   7.882      500    69.050        360        358     2
N/A                                 6       723,981.68         0.190   28.700   8.534        0    65.680        360        357     3
Total:                          2,608  $387,932,464.11        100.00%  37.86%   7.407%     599     78.26%       355        353     2



Credit Grade


                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Credit Grade                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
AA+                               286   $39,055,825.53         10.07%  36.86%   7.003%     689     84.12%       349        346     3
AA                              1,056   163,613,043.79         42.18   38.22    7.177      603     78.79        354        352     2
A                                 878   128,725,113.29         33.18   37.57    7.433      591     78.69        357        354     2
B                                 317    46,222,329.82         11.92   37.51    8.168      543     72.51        357        355     2
C                                  63     9,087,644.90          2.34   40.40    8.844      535     68.63        359        357     2
CC                                  8     1,228,506.78          0.32   45.83    8.842      549     62.51        360        358     2
Total:                          2,608  $387,932,464.11        100.00%  37.86%   7.407%     599     78.26%       355        353     2

--------------------------------------------------------------------------------


Banc of America Securities
LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
 Asset Backed Funding Corporation                     BANC OF AMERICA SECURITIES
 Asset-Backed Certificates, Series 2004-OPT1                  [GRAPHIC OMITTED]
 GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

Property Type


                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Property Type                 Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----

SFR - Detached                  2,002  $289,279,489.09         74.57%  37.67%   7.409%     595     78.10%       355        352     2
2-4 Family - Detached             197    40,825,305.92         10.52   38.77    7.334      606     75.68        357        355     2
PUD - Detached                    195    29,950,685.85          7.72   37.12    7.553      606     81.63        354        352     2
Low Rise Condo - Attached         128    17,001,193.10          4.38   39.39    7.270      610     78.99        358        355     2
MF Housing - Detached              42     4,388,772.52          1.13   38.99    7.943      610     85.30        360        358     2
2-4 Family - Attached              12     2,425,609.96          0.63   40.03    6.941      662     75.78        323        320     3
SFR - Attached                     15     1,666,093.14          0.43   37.30    7.167      620     81.86        360        357     3
PUD - Attached                     12     1,487,145.77          0.38   39.17    6.875      671     83.02        353        350     3
High Rise Condo- Attached           5       908,168.76          0.23   40.67    7.579      611     79.13        360        357     3
Total:                          2,608  $387,932,464.11        100.00%  37.86%   7.407%     599     78.26%       355        353     2


Occupancy Status


                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Occupancy Status              Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----

Owner Occupied                  2,390  $358,852,566.65         92.50%  38.02%   7.390%     595     78.30%       355        352     2
Non-Owner Occupied                172    22,642,157.85          5.84   35.10    7.645      649     76.67        356        353     3
Second Home                        46     6,437,739.61          1.66   38.67    7.521      635     81.31        360        357     3
Total:                          2,608  $387,932,464.11        100.00%  37.86%   7.407%     599     78.26%       355        353     2

--------------------------------------------------------------------------------


Banc of America Securities
LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
 Asset Backed Funding Corporation                     BANC OF AMERICA SECURITIES
 Asset-Backed Certificates, Series 2004-OPT1                  [GRAPHIC OMITTED]
 GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

Documentation

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Documentation                 Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Full Documentation              1,769  $247,171,658.90         63.72%  38.07%   7.330%     593     79.41%       354        352     2
Stated Income Documentation       808   136,518,079.85         35.19   37.57    7.543      608     76.26        356        354     2
Lite Documentation                 21     2,927,437.21          0.75   33.85    7.579      617     73.09        352        349     2
No Documentation                   10     1,315,288.15          0.34   42.12    7.372      693     79.89        360        357     3
Total:                          2,608  $387,932,464.11        100.00%  37.86%   7.407%     599     78.26%       355        353     2


Loan Purpose


                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Loan Purpose                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Cash-Out Refinance              1,708  $263,658,034.00         67.96%  37.99%   7.403%     589     76.29%       354        352     2
Purchase                          681    93,991,302.76         24.23   38.01    7.449      625     83.82        359        356     2
Rate-term Refinance               219    30,283,127.35          7.81   36.31    7.309      609     78.15        351        348     3
Total:                          2,608  $387,932,464.11        100.00%  37.86%   7.407%     599     78.26%       355        353     2

--------------------------------------------------------------------------------


Banc of America Securities
LLC
--------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
 Asset Backed Funding Corporation                     BANC OF AMERICA SECURITIES
 Asset-Backed Certificates, Series 2004-OPT1                  [GRAPHIC OMITTED]
 GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

Product Type

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Product Type                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
2/28 ARM                        1,518  $234,673,960.11         60.49%  37.86%   7.449%     585     78.82%       360        358     2
30 Year Fixed                     788   116,359,573.29         29.99   38.14    7.318      627     77.40        360        357     3
3/27 ARM                          173    22,948,079.80          5.92   37.20    7.395      591     78.81        360        358     2
15 Year Fixed                      59     5,773,914.33          1.49   35.44    7.533      612     74.08        180        178     2
20 Year Fixed                      49     5,573,427.93          1.44   36.47    7.512      615     76.95        240        237     3
15/15 ARM                           8     1,326,992.66          0.34   40.79    7.047      642     79.97        360        357     3
2/13 ARM                            7       767,167.04          0.20   36.89    7.736      563     68.29        180        178     2
10 Year Fixed                       5       439,094.39          0.11   41.99    6.874      652     64.04        120        117     3
3/12 ARM                            1        70,254.56          0.02   22.36    5.850      649     61.74        180        177     3
Total:                          2,608  $387,932,464.11        100.00%  37.86%   7.407%     599     78.26%       355        353     2


Amortization


                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Amortization                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Fully Amortizing                2,608  $387,932,464.11        100.00%  37.86%   7.407%     599     78.26%       355        353     2
Total:                          2,608  $387,932,464.11        100.00%  37.86%   7.407%     599     78.26%       355        353     2

--------------------------------------------------------------------------------


Banc of America Securities
LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
 Asset Backed Funding Corporation                     BANC OF AMERICA SECURITIES
 Asset-Backed Certificates, Series 2004-OPT1                  [GRAPHIC OMITTED]
 GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

Lien Position

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Lien Position                 Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
1                               2,608  $387,932,464.11        100.00%  37.86%   7.407%     599     78.26%       355        353     2
Total:                          2,608  $387,932,464.11        100.00%  37.86%   7.407%     599     78.26%       355        353     2


Prepayment Penalty Term


                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Prepayment Penalty Term       Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
0                                 654   $97,645,754.34         25.17%  38.27%   7.538%     590     76.90%       355        352     2
12                                191    33,867,714.94          8.73   38.96    7.225      615     74.50        348        345     2
24                              1,113   166,028,573.62         42.80   37.64    7.415      588     79.65        359        357     2
30                                  9     1,678,141.28          0.43   38.48    7.516      625     83.06        349        347     2
36                                641    88,712,279.93         22.87   37.40    7.315      622     78.49        351        348     3
Total:                          2,608  $387,932,464.11        100.00%  37.86%   7.407%     599     78.26%       355        353     2

--------------------------------------------------------------------------------


Banc of America Securities
LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
 Asset Backed Funding Corporation                     BANC OF AMERICA SECURITIES
 Asset-Backed Certificates, Series 2004-OPT1                  [GRAPHIC OMITTED]
 GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Geographic Distribution

                         Number                    Percent                                   W.A.       W.A.      W.A.
                          of      Aggregate        of Loans               W.A.     W.A.    Combined   Original  Remaining   W.A.
                        Mortgage  Principal      by Principal    W.A.    Gross    Credit   Original   Term to    Term to    Loan
Geographic Distribution  Loans     Balance         Balance       DTI     Coupon   Score      LTV      Maturity   Maturity    Age
------------------------ ------ ---------------  ------------   -----   --------  ------   --------   --------  ---------   ----
New York                  271   $53,563,536.60      13.81%      38.92%     7.255%    595      74.26%      353       350       2
California                274    52,392,586.20      13.51       38.55      7.114     591      77.11       357       355       2
Massachusetts             221    42,512,669.02      10.96       38.12      7.086     596      73.42       359       356       2
Florida                   195    22,198,801.45       5.72       37.71      7.724     612      80.60       354       352       2
Texas                     179    20,517,712.22       5.29       36.29      7.979     595      80.51       341       339       2
New Jersey                114    19,958,127.58       5.14       38.78      7.566     588      74.62       355       353       2
Connecticut                94    14,535,855.93       3.75       37.75      7.240     610      79.19       356       353       2
Colorado                   81    12,426,793.25       3.20       37.71      7.248     588      81.22       360       358       2
Illinois                   93    11,916,833.11       3.07       37.61      7.504     607      80.91       357       355       3
Virginia                   74    11,320,631.91       2.92       38.42      7.582     597      80.74       358       355       2
Pennsylvania               90    10,997,726.36       2.83       36.07      7.510     609      78.76       345       342       2
Rhode Island               70    10,852,853.08       2.80       38.61      7.251     604      75.58       355       353       2
Ohio                       90     9,988,573.13       2.57       35.81      7.877     598      82.70       357       355       2
Michigan                   92     9,847,096.32       2.54       35.87      7.843     597      82.25       358       356       2
Arizona                    69     9,049,304.11       2.33       37.60      7.175     627      84.73       360       357       3
North Carolina             83     8,635,231.44       2.23       37.02      7.710     609      81.67       355       353       3
New Hampshire              51     8,230,306.87       2.12       38.41      7.359     602      77.17       354       352       2
Maryland                   46     7,500,901.36       1.93       38.40      7.453     596      79.35       355       353       3
Washington                 40     6,869,440.34       1.77       39.70      7.084     618      83.32       360       358       2
Minnesota                  39     5,375,470.09       1.39       37.57      7.633     590      82.83       360       358       2
Missouri                   46     4,627,780.47       1.19       37.26      7.706     596      80.15       353       351       2
Nevada                     26     3,844,557.41       0.99       36.91      7.432     612      81.02       356       353       2
Wisconsin                  29     3,550,671.01       0.92       35.73      7.622     589      79.73       360       358       2
South Carolina             30     3,400,762.07       0.88       34.94      7.755     600      84.98       345       343       2
Maine                      26     3,339,306.45       0.86       37.52      7.549     594      80.22       356       354       2
Indiana                    25     2,576,937.00       0.66       38.00      7.443     590      83.40       342       340       2
Utah                       15     2,079,737.98       0.54       36.48      7.160     623      86.69       360       358       2
Louisiana                  18     1,944,998.56       0.50       37.93      7.996     591      81.57       354       352       2
Tennessee                  21     1,749,030.29       0.45       37.11      8.206     593      82.24       349       347       2
Kansas                     12     1,470,918.40       0.38       31.67      7.633     615      83.05       360       357       3
Vermont                     9     1,375,449.08       0.35       40.05      7.741     598      73.33       360       357       3
Oregon                     11     1,331,243.01       0.34       37.95      7.112     618      82.17       360       357       3
Wyoming                     7     1,029,774.11       0.27       40.75      6.660     649      87.66       360       357       3
Delaware                    9       940,117.41       0.24       34.33      7.689     590      80.11       360       358       2
Kentucky                    8       891,845.18       0.23       39.33      7.914     580      83.03       360       358       2
Alabama                    12       874,832.61       0.23       33.27      7.750     599      79.98       312       310       2
Idaho                       6       693,033.40       0.18       34.61      7.283     611      83.11       360       358       2
Iowa                        7       689,477.41       0.18       33.97      7.513     638      79.12       360       357       3
New Mexico                  5       636,469.03       0.16       35.74      8.193     615      82.32       360       357       3
Nebraska                    4       429,040.07       0.11       33.80      8.301     541      76.31       360       358       2
Montana                     3       400,217.29       0.10       41.00      6.937     622      84.70       360       358       2
Alaska                      2       339,953.17       0.09       39.50      8.124     604      82.19       360       357       3
Hawaii                      1       275,503.99       0.07       42.77      6.550     640      85.00       360       357       3
Oklahoma                    2       199,357.34       0.05       32.48      9.716     540      87.79       360       358       2
Mississippi                 3       165,557.95       0.04       40.59      8.944     595      78.54       262       260       2
Georgia                     2       126,412.08       0.03       27.11      9.763     562      75.26       360       359       1
West Virginia               1       115,043.32       0.03       45.39      7.950     639      90.00       360       358       2
Arkansas                    1        74,085.44       0.02       35.01      7.600     664      90.00       360       357       3
North Dakota                1        69,902.21       0.02       26.11      8.900     589      89.74       360       358       2
Total:                  2,608  $387,932,464.11     100.00%      37.86%     7.407%    599      78.26%      355       353       2

--------------------------------------------------------------------------------


Banc of America Securities
LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
 Asset Backed Funding Corporation                     BANC OF AMERICA SECURITIES
 Asset-Backed Certificates, Series 2004-OPT1                  [GRAPHIC OMITTED]
 GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

Range of Gross Margins - (Adjustable Loans Only)

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Gross Margin                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----

0.501 - 1.000                       1      $140,611.81          0.05%  38.12%   6.450%     675     82.94%       360        357     3
2.501 - 3.000                      12     2,336,393.53          0.90   36.38    5.653      629     71.43        360        357     3
3.001 - 3.500                      42     7,223,393.69          2.78   37.38    5.962      641     74.16        360        357     3
3.501 - 4.000                     130    21,967,105.72          8.46   37.67    6.300      625     75.14        360        357     3
4.001 - 4.500                     189    30,902,526.81         11.90   38.10    6.664      611     78.19        360        358     2
4.501 - 5.000                     310    48,981,634.74         18.85   38.36    6.966      598     78.87        359        357     2
5.001 - 5.500                     335    51,151,546.49         19.69   36.53    7.515      580     79.15        360        357     2
5.501 - 6.000                     302    45,218,021.82         17.41   37.74    7.912      570     79.90        359        356     2
6.001 - 6.500                     168    24,085,848.64          9.27   37.70    8.299      558     79.50        359        357     2
6.501 - 7.000                     121    15,956,115.40          6.14   38.80    8.685      544     80.65        359        356     2
7.001 - 7.500                      57     7,202,887.46          2.77   39.11    9.210      543     81.42        360        358     2
7.501 - 8.000                      40     4,620,368.06          1.78   41.97    9.498      548     80.85        360        358     2
Total:                          1,707  $259,786,454.17        100.00%  37.81%   7.443%     585     78.79%       359        357     2


--------------------------------------------------------------------------------


Banc of America Securities
LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
 Asset Backed Funding Corporation                     BANC OF AMERICA SECURITIES
 Asset-Backed Certificates, Series 2004-OPT1                  [GRAPHIC OMITTED]
 GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

Initial Periodic Rate Cap - (Adjustable Loans Only)

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Initial Cap                   Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
3.000                           1,707  $259,786,454.17        100.00%  37.81%   7.443%     585     78.79%       359        357     2
Total:                          1,707  $259,786,454.17        100.00%  37.81%   7.443%     585     78.79%       359        357     2


Periodic Rate Cap - (Adjustable Loans Only)


                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Periodic Cap                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
1.000                           1,706  $259,465,379.66         99.88%  37.80%   7.445%     585     78.79%       359        357     2
1.500                               1       321,074.51          0.12   43.93     5.99      769     74.18        360        355     5
Total:                          1,707  $259,786,454.17        100.00%  37.81%   7.443%     585     78.79%       359        357     2

--------------------------------------------------------------------------------


Banc of America Securities
LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
 Asset Backed Funding Corporation                     BANC OF AMERICA SECURITIES
 Asset-Backed Certificates, Series 2004-OPT1                  [GRAPHIC OMITTED]
 GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

Range of Maximum Interest Rates - (Adjustable Loans Only)

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Maximum Rate                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
11.001 - 11.500                    30    $5,769,123.37          2.22%  40.09%   5.327%     638     73.72%       360        357     3
11.501 - 12.000                    90    15,663,874.07          6.03   37.81    5.845      624     75.97        358        356     2
12.001 - 12.500                   185    30,774,913.40         11.85   37.96    6.332      608     76.82        360        358     2
12.501 - 13.000                   276    45,987,491.75         17.70   37.91    6.816      602     78.85        360        357     2
13.001 - 13.500                   289    46,620,090.25         17.95   37.88    7.311      592     80.60        360        357     2
13.501 - 14.000                   319    46,914,784.74         18.06   36.86    7.808      576     79.99        360        357     2
14.001 - 14.500                   206    28,406,195.27         10.93   37.42    8.278      559     77.92        359        356     2
14.501 - 15.000                   182    25,170,765.27          9.69   38.45    8.781      552     79.01        359        357     2
15.001 - 15.500                    59     7,076,569.73          2.72   39.30    9.299      541     79.96        360        358     2
15.501 - 16.000                    50     5,423,341.24          2.09   36.86    9.749      539     80.59        360        358     2
16.001 - 16.500                    10       964,523.28          0.37   43.52   10.276      543     72.32        360        358     2
16.501 - 17.000                     9       898,863.02          0.35   41.10   10.791      537     75.13        360        358     2
17.001 - 17.500                     2       115,918.78          0.04   39.65   11.155      544     80.00        360        358     2
Total:                          1,707  $259,786,454.17        100.00%  37.81%   7.443%     585     78.79%       359        357     2

--------------------------------------------------------------------------------


Banc of America Securities
LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
 Asset Backed Funding Corporation                     BANC OF AMERICA SECURITIES
 Asset-Backed Certificates, Series 2004-OPT1                  [GRAPHIC OMITTED]
 GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

Range of Minimum Interest Rates - (Adjustable Loans Only)

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Minimum Rate                   Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
5.001 - 5.500                      30    $5,769,123.37          2.22%  40.09%   5.327%     638     73.72%       360        357     3
5.501 - 6.000                      90    15,863,636.36          6.11   37.90    5.841      627     75.90        358        356     3
6.001 - 6.500                     185    30,774,913.40         11.85   37.96    6.332      608     76.82        360        358     2
6.501 - 7.000                     276    45,787,729.46         17.63   37.88    6.821      602     78.89        360        357     2
7.001 - 7.500                     289    46,620,090.25         17.95   37.88    7.311      592     80.60        360        357     2
7.501 - 8.000                     319    46,914,784.74         18.06   36.86    7.808      576     79.99        360        357     2
8.001 - 8.500                     206    28,406,195.27         10.93   37.42    8.278      559     77.92        359        356     2
8.501 - 9.000                     182    25,170,765.27          9.69   38.45    8.781      552     79.01        359        357     2
9.001 - 9.500                      59     7,076,569.73          2.72   39.30    9.299      541     79.96        360        358     2
9.501 - 10.000                     50     5,423,341.24          2.09   36.86    9.749      539     80.59        360        358     2
10.001 - 10.500                    10       964,523.28          0.37   43.52   10.276      543     72.32        360        358     2
10.501 - 11.000                     9       898,863.02          0.35   41.10   10.791      537     75.13        360        358     2
11.001 - 11.500                     2       115,918.78          0.04   39.65   11.155      544     80.00        360        358     2
Total:                          1,707  $259,786,454.17        100.00%  37.81%   7.443%     585     78.79%       359        357     2


--------------------------------------------------------------------------------


Banc of America Securities
LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
 Asset Backed Funding Corporation                     BANC OF AMERICA SECURITIES
 Asset-Backed Certificates, Series 2004-OPT1                  [GRAPHIC OMITTED]
 GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

Next Interest Adjustment Date - (Adjustable Loans Only)

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Next Rate Adjustment Date    Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
6/1/2005                            1      $183,175.98          0.07%  52.65%   7.550%     593     80.00%       360        354     6
7/1/2005                            5       857,246.90          0.33   35.93    7.091      641     75.65        346        341     5
8/1/2005                           14     2,054,997.33          0.79   34.93    6.914      630     74.47        360        356     4
9/1/2005                          471    70,673,667.39         27.20   36.99    7.185      620     79.66        360        357     3
10/1/2005                       1,032   161,531,296.52         62.18   38.27    7.572      568     78.46        359        357     2
11/1/2005                           2       140,743.03          0.05   27.91   10.435      528     82.41        360        359     1
9/1/2006                           61     8,010,733.68          3.08   37.47    7.153      621     79.41        358        355     3
10/1/2006                         113    15,007,600.68          5.78   36.98    7.518      575     78.41        360        358     2
8/1/2018                            1       293,125.11          0.11   32.60    5.950      776     89.24        360        356     4
9/1/2018                            5       662,891.98          0.26   40.25    7.573      595     75.85        360        357     3
10/1/2018                           2       370,975.57          0.14   48.24    6.974      620     80.00        360        358     2
Total:                          1,707  $259,786,454.17        100.00%  37.81%   7.443%     585     78.79%       359        357     2


--------------------------------------------------------------------------------


Banc of America Securities
LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
 Asset Backed Funding Corporation                     BANC OF AMERICA SECURITIES
 Asset-Backed Certificates, Series 2004-OPT1                  [GRAPHIC OMITTED]
 GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


                            DESCRIPTION OF THE COLLATERAL
                           GROUP II MORTGAGE LOANS SUMMARY


Summary                                                 Total        Minimum        Maximum
---------------------------------------------------------------------------------------------
Statistical Cut-Off Date Aggregate Principal    $62,176,940.55
Balance
Number of Loans                                            237
Average Original Loan Balance                      $262,913.39     $50,000.00    $700,000.00
Average Current Loan Balance                       $262,349.96     $49,865.31    $698,040.27
(1) Weighted Average Combined Original LTV              80.08%         20.71%         95.00%
(1) Weighted Average Gross Coupon                       7.197%         5.300%        11.340%
(1) (2) Weighted Average Gross Margin                   5.154%         3.300%         8.600%
(1) (2) Weighted Average Term to Next Rate                  23              3             34
Adjustment Date (months)
(1) Weighted Average Remaining Term to Maturity            355            177            358
(months)
(1) (3) Weighted Average Credit Score                      606            502            765
---------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total.
(2)  Adjustable Loans Only
(3) 100.00% of the Mortgage Loans have Credit Scores.
---------------------------------------------------------------------------------------------



                                                                             Percent of
                                                                            Cut-Off Date
                                        Range                            Principal Balance
         Product Type                   Adjustable                            71.22%
                                        Fixed                                 28.78%
         Fully Amortizing Mortgage Loans                                     100.00%

         Lien                           First                                 99.02%
                                        Second                                 0.98%

         Property Type                  SFR                                   79.73%
                                        PUD                                   11.61%
                                        2-4 Family                             3.78%
                                        Low Rise Condo                         4.04%
                                        Manufactured Housing                   0.72%
                                        High Rise Condo                        0.13%

         Occupancy Status               Owner Occupied                        97.85%
                                        Non-Owner Occupied                     2.15%
                                        Second Home                            0.00%

         Geographic Distribution        California                            29.18%
                                        New York                              15.99%
                                        Massachusetts                          8.76%
                                        New Jersey                             7.63%
                                        Florida                                4.57%
                                        Connecticut                            3.90%

         Number of States
             (including DC)             33

         Largest Zip Code Concentration 91326                                  1.56%
         Loans with Prepayment Penalties                                      78.34%
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Banc of America Securities
LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
 Asset Backed Funding Corporation                     BANC OF AMERICA SECURITIES
 Asset-Backed Certificates, Series 2004-OPT1                  [GRAPHIC OMITTED]
 GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

Range of Mortgage Coupons

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Mortgage Coupons              Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
5.001  - 5.500                      3    $1,236,398.95          1.99%  39.68%   5.429%     630     86.33%       360        357     3
5.501  - 6.000                     17     5,258,805.58          8.46   37.79    5.857      641     81.23        360        357     3
6.001  - 6.500                     19     7,596,274.25         12.22   39.50    6.295      645     76.20        360        357     3
6.501  - 7.000                     57    17,627,554.32         28.35   37.35    6.766      625     82.09        359        357     2
7.001  - 7.500                     44    11,518,098.26         18.52   37.66    7.332      597     77.67        353        350     2
7.501  - 8.000                     39     8,216,111.78         13.21   38.41    7.768      575     80.46        360        358     2
8.001  - 8.500                     16     4,093,504.07          6.58   41.03    8.258      576     83.99        358        356     2
8.501  - 9.000                     16     3,486,303.20          5.61   42.45    8.733      549     78.71        356        354     2
9.001  - 9.500                     10     1,948,566.40          3.13   36.96    9.272      550     79.85        355        353     2
9.501  - 10.000                     7       455,205.79          0.73   39.55    9.747      571     75.12        314        312     2
10.001 - 10.500                     5       371,078.54          0.60   34.04   10.299      535     65.84        360        358     2
10.501 - 11.000                     3       293,040.01          0.47   31.11   10.784      566     90.36        313        311     2
11.001 - 11.500                     1        75,999.40          0.12   34.39   11.340      525     65.00        360        358     2
Total:                            237   $62,176,940.55        100.00%  38.36%   7.197%     606     80.08%       357        355     2

--------------------------------------------------------------------------------


Banc of America Securities
LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
 Asset Backed Funding Corporation                     BANC OF AMERICA SECURITIES
 Asset-Backed Certificates, Series 2004-OPT1                  [GRAPHIC OMITTED]
 GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

Combined Original Loan-to-Value Ratio

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Combined Original LTV          Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
20.01 - 25.00                       1       $87,800.87          0.14%  45.45%   7.450%     514     20.71%       360        357     3
40.01 - 45.00                       3       255,276.52          0.41   24.41    7.252      567     43.07        360        358     2
45.01 - 50.00                       2       913,215.82          1.47   41.02    7.274      597     49.46        360        357     3
50.01 - 55.00                       2       569,572.63          0.92   46.48    7.886      511     53.21        360        357     3
55.01 - 60.00                      11     2,008,945.18          3.23   38.35    7.589      578     58.17        356        354     2
60.01 - 65.00                      13     2,601,549.99          4.18   35.94    7.110      632     62.77        353        351     3
65.01 - 70.00                      15     3,958,309.19          6.37   35.36    7.242      569     69.27        358        356     2
70.01 - 75.00                      22     6,615,968.90         10.64   41.32    7.343      589     74.26        359        357     2
75.01 - 80.00                      70    17,518,664.53         28.18   36.15    7.156      599     79.55        354        352     2
80.01 - 85.00                      31     8,767,339.31         14.10   39.99    6.840      622     84.47        359        356     2
85.01 - 90.00                      49    14,451,836.64         23.24   39.88    7.137      624     89.36        359        356     3
90.01 - 95.00                      18     4,428,460.97          7.12   37.18    7.761      619     94.75        360        357     3
Total:                            237   $62,176,940.55        100.00%  38.36%   7.197%     606     80.08%       357        355     2

--------------------------------------------------------------------------------


Banc of America Securities
LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
 Asset Backed Funding Corporation                     BANC OF AMERICA SECURITIES
 Asset-Backed Certificates, Series 2004-OPT1                  [GRAPHIC OMITTED]
 GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

Statistical Cut-Off Date Principal Balance

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Principal Balance             Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
less than 50,000.00                 4      $199,680.93          0.32%  44.67%   9.988%     591     66.97%       330        328     2
50,000.01 - 75,000.00              31     2,076,828.49          3.34   37.92    8.042      587     74.69        333        331     2
75,000.01 - 100,000.00             45     3,803,961.57          6.12   32.92    7.806      589     79.39        351        349     2
100,000.01 - 125,000.00            15     1,706,247.21          2.74   27.71    8.224      569     77.16        360        358     2
125,000.01 - 150,000.00             6       818,382.40          1.32   33.75    8.070      593     79.43        360        358     2
150,000.01 - 175.000.00             5       785,973.78          1.26   43.17    7.836      579     83.76        360        358     2
200,000.01 - 225,000.00             1       203,364.00          0.33   24.95    5.800      666     80.00        360        357     3
225,000.01 - 250,000.00             1       234,339.94          0.38   28.64    7.350      584     74.98        360        358     2
325,000.01 - 350,000.00            20     6,815,541.31         10.96   39.78    7.134      583     81.76        360        358     2
350,000.01 - 375,000.00            32    11,642,701.67         18.73   38.25    6.865      623     82.94        354        352     3
375,000.01 - 400,000.00            31    12,082,094.13         19.43   39.36    7.212      603     80.63        360        358     2
400,000.01 - 425,000.00            12     4,964,879.38          7.99   40.28    7.082      612     77.27        360        357     3
425,000.01 - 450,000.00             6     2,657,771.55          4.27   41.80    7.363      615     83.20        360        358     2
450,000.01 - 475,000.00            10     4,619,756.63          7.43   36.57    6.835      621     80.04        360        357     3
475,000.01 - 500,000.00            10     4,915,448.43          7.91   37.70    7.386      615     74.50        360        357     3
500,000.01 - 525,000.00             2     1,029,509.34          1.66   44.00    5.772      628     73.90        360        357     3
525,000.01 - 550,000.00             2     1,076,988.40          1.73   39.49    7.500      576     80.01        360        358     2
550,000.01 - 575,000.00             1       560,282.08          0.90   49.90    8.250      554     85.00        360        358     2
575,000.01 - 600,000.00             1       597,958.98          0.96   39.99    6.150      677     84.63        360        357     3
675,000.01 - 700,000.00             2     1,385,230.33          2.23   39.29    6.326      634     82.48        360        357     3
Total:                            237   $62,176,940.55        100.00%  38.36%   7.197%     606     80.08%       357        355     2

--------------------------------------------------------------------------------


Banc of America Securities
LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
 Asset Backed Funding Corporation                     BANC OF AMERICA SECURITIES
 Asset-Backed Certificates, Series 2004-OPT1                  [GRAPHIC OMITTED]
 GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

Original Term to Maturity

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Original Term to Maturity     Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
180                                 4      $577,850.67          0.93%  20.45%   7.920%     660     81.33%       180        178     2
240                                 7       462,483.78          0.74   40.57    8.682      577     71.02        240        238     2
360                               226    61,136,606.10         98.33   38.52    7.179      606     80.14        360        358     2
Total:                            237   $62,176,940.55        100.00%  38.36%   7.197%     606     80.08%       357        355     2


Remaining Term to Maturity


                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Prepayment Penalty Term       Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
176 - 180                           4      $577,850.67          0.93%  20.45%   7.920%     660     81.33%       180        178     2
236 - 240                           7       462,483.78          0.74   40.57    8.682      577     71.02        240        238     2
356 - 360                         226    61,136,606.10         98.33   38.52    7.179      606     80.14        360        358     2
Total:                            237   $62,176,940.55        100.00%  38.36%   7.197%     606     80.08%       357        355     2


--------------------------------------------------------------------------------


Banc of America Securities
LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
 Asset Backed Funding Corporation                     BANC OF AMERICA SECURITIES
 Asset-Backed Certificates, Series 2004-OPT1                  [GRAPHIC OMITTED]
 GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

Credit Score

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Credit Score                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
751 - 800                           1      $373,737.12          0.60%   0.00%   6.150%     765     80.00%       360        356     4
701 - 750                           9     3,019,836.97          4.86   37.04    6.670      712     83.73        338        336     3
651 - 700                          28     9,264,960.16         14.90   39.24    6.472      668     81.64        360        357     3
601 - 650                          80    22,883,534.87         36.80   37.79    6.959      625     82.24        358        356     3
551 - 600                          67    14,924,116.90         24.00   37.38    7.397      577     78.41        358        356     2
501 - 550                          52    11,710,754.53         18.83   40.39    8.149      524     75.82        357        355     2
Total:                            237   $62,176,940.55        100.00%  38.36%   7.197%     606     80.08%       357        355     2


Credit Grade


                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Credit Grade                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
AA+                                16    $5,278,264.52          8.49%  40.54%   6.811%     683     83.14%       360        357     3
AA                                113    31,238,379.06         50.24   37.88    6.940      618     80.88        357        354     2
A                                  75    18,475,041.93         29.71   37.85    7.386      587     80.76        357        355     2
B                                  23     5,408,784.55          8.70   40.92    8.048      553     74.98        360        358     2
C                                   5       960,537.89          1.54   42.00    7.993      515     70.41        360        358     2
CC                                  5       815,932.60          1.31   36.62    8.633      539     59.39        360        358     2
Total:                            237   $62,176,940.55        100.00%  38.36%   7.197%     606     80.08%       357        355     2


--------------------------------------------------------------------------------


Banc of America Securities
LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
 Asset Backed Funding Corporation                     BANC OF AMERICA SECURITIES
 Asset-Backed Certificates, Series 2004-OPT1                  [GRAPHIC OMITTED]
 GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

Property Type

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Prepayment Penalty Term       Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
SFR - Detached                    192   $49,355,882.43         79.38%  38.12%   7.202%     604     79.53%       357        355     2
PUD - Detached                     18     7,221,115.50         11.61   38.79    7.072      613     85.74        360        357     3
Low Rise Condo - Attached          10     2,509,470.85          4.04   41.37    6.953      620     83.48        360        358     2
2-4 Family - Detached               8     2,262,287.99          3.64   39.70    7.455      604     72.50        357        354     3
MF Housing - Detached               5       444,698.87          0.72   31.09    8.346      601     85.04        360        358     2
SFR - Attached                      2       215,954.09          0.35   39.41    7.929      639     70.61        360        357     3
2-4 Family - Attached               1        87,800.87          0.14   45.45    7.450      514     20.71        360        357     3
High Rise Condo- Attached           1        79,729.95          0.13   42.61    7.200      701     80.00        360        357     3
Total:                            237   $62,176,940.55        100.00%  38.36%   7.197%     606     80.08%       357        355     2


Occupancy Status


                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Occupancy Status              Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----

Owner Occupied                    226   $60,839,474.37         97.85%  38.38%   7.187%     605     80.29%       358        355     2
Non-Owner Occupied                 11     1,337,466.18          2.15   37.70    7.658      645     70.66        350        348     3
Total:                            237   $62,176,940.55        100.00%  38.36%   7.197%     606     80.08%       357        355     2

--------------------------------------------------------------------------------


Banc of America Securities
LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
 Asset Backed Funding Corporation                     BANC OF AMERICA SECURITIES
 Asset-Backed Certificates, Series 2004-OPT1                  [GRAPHIC OMITTED]
 GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Documentation

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Documentation                 Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Full Documentation                151   $35,921,204.00         57.77%  38.72%   7.141%     597     81.63%       358        356     2
Stated Income Documentation        82    24,622,214.45         39.60   38.20    7.289      615     78.60        359        357     3
No Documentation                    2       872,257.58          1.40    0.00    6.236      716     69.21        360        357     3
Lite Documentation                  2       761,264.52          1.22   26.50    7.932      644     67.37        274        272     2
Total:                            237   $62,176,940.55        100.00%  38.36%   7.197%     606     80.08%       357        355     2


Loan Purpose


                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Loan Purpose                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Cash-Out Refinance                171   $44,125,143.66         70.97%  38.32%   7.212%     600     78.60%       357        354     2
Purchase                           46    13,705,644.39         22.04   38.17    6.988      629     85.18        360        357     3
Rate-term Refinance                20     4,346,152.50          6.99   39.38    7.700      597     79.10        356        353     3
Total:                            237   $62,176,940.55        100.00%  38.36%   7.197%     606     80.08%       357        355     2



--------------------------------------------------------------------------------


Banc of America Securities
LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
 Asset Backed Funding Corporation                     BANC OF AMERICA SECURITIES
 Asset-Backed Certificates, Series 2004-OPT1                  [GRAPHIC OMITTED]
 GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

Product Type


                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Product Type                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
2/28 ARM                          141   $39,906,805.95         64.18%  38.74%   7.227%     591     79.88%       360        358     2
30 Year Fixed                      63    16,931,777.22         27.23   38.43    7.051      640     79.82        360        357     3
3/27 ARM                           21     3,919,534.30          6.30   36.26    7.358      604     83.24        360        358     2
15 Year Fixed                       3       500,797.48          0.81   19.01    7.470      680     80.00        180        178     2
20 Year Fixed                       7       462,483.78          0.74   40.57    8.682      577     71.02        240        238     2
6 Month ARM                         1       378,488.63          0.61   42.45    5.900      682     90.00        360        357     3
2/13 ARM                            1        77,053.19          0.12   29.77   10.850      527     90.00        180        178     2
Total:                            237   $62,176,940.55        100.00%  38.36%   7.197%     606     80.08%       357        355     2


Amortization


                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Amortization                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Fully Amortizing                  237   $62,176,940.55        100.00%  38.36%   7.197%     606     80.08%       357        355     2
Total:                            237   $62,176,940.55        100.00%  38.36%   7.197%     606     80.08%       357        355     2


--------------------------------------------------------------------------------


Banc of America Securities
LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
 Asset Backed Funding Corporation                     BANC OF AMERICA SECURITIES
 Asset-Backed Certificates, Series 2004-OPT1                  [GRAPHIC OMITTED]
 GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

Lien Position

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Lien Position                 Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
1                                 227   $61,566,520.98         99.02%  38.35%   7.173%     606     80.17%       358        356     2
2                                  10       610,419.57          0.98   39.21    9.580      605     71.62        300        298     2
Total:                            237   $62,176,940.55        100.00%  38.36%   7.197%     606     80.08%       357        355     2


Prepayment Penalty Term


                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Prepayment Penalty Term       Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
0                                  54   $13,465,234.25         21.66%  37.77%   7.307%     595     75.95%       357        355     2
12                                 19     6,334,047.30         10.19   40.95    7.134      622     74.87        360        358     2
24                                102    28,714,409.83         46.18   38.72    7.225      592     81.65        360        357     2
36                                 62    13,663,249.17         21.97   36.89    7.058      639     83.28        352        350     3
Total:                            237   $62,176,940.55        100.00%  38.36%   7.197%     606     80.08%       357        355     2

--------------------------------------------------------------------------------


Banc of America Securities
LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
 Asset Backed Funding Corporation                     BANC OF AMERICA SECURITIES
 Asset-Backed Certificates, Series 2004-OPT1                  [GRAPHIC OMITTED]
 GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

Geographic Distribution

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Geographic Distribution       Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
California                         49   $18,140,293.24         29.18%  38.81%   6.883%     614     82.60%       360        357     3
New York                           29     9,943,412.57         15.99   38.75    7.163      607     73.94        358        355     3
Massachusetts                      14     5,445,355.83          8.76   39.48    6.866      607     81.97        360        358     2
New Jersey                         15     4,746,757.23          7.63   38.28    7.409      597     74.61        360        358     2
Florida                            15     2,841,353.83          4.57   40.23    7.545      612     86.13        360        357     3
Connecticut                         8     2,425,173.00          3.90   37.82    6.968      600     80.69        357        355     2
Virginia                           11     2,412,705.37          3.88   35.02    7.663      631     82.13        360        357     3
Texas                               9     1,994,531.36          3.21   35.65    7.579      616     83.19        354        351     3
Maryland                            6     1,880,984.31          3.03   36.74    7.103      597     79.63        360        358     2
Michigan                           11     1,584,288.84          2.55   34.35    8.321      559     75.37        354        352     2
Rhode Island                        6     1,571,066.65          2.53   42.55    7.244      603     77.75        360        358     2
Colorado                            5     1,247,451.43          2.01   40.40    7.083      625     84.39        360        358     2
Pennsylvania                        9       988,388.96          1.59   34.66    7.478      605     80.61        360        358     2
Minnesota                           2       806,144.79          1.30   49.35    6.906      546     75.47        360        358     2
Washington                          3       753,079.96          1.21   39.14    7.164      616     74.51        360        357     3
Ohio                                9       711,545.42          1.14   31.97    8.019      590     85.39        347        345     2
North Carolina                      4       698,338.36          1.12   42.80    7.603      585     77.17        343        341     2
Missouri                            3       587,490.55          0.94   41.62    7.626      591     82.39        360        358     2
Maine                               5       515,036.57          0.83   36.52    7.003      582     80.51        360        358     2
South Carolina                      2       440,922.30          0.71   19.27    7.268      696     80.00        212        210     2
New Hampshire                       1       381,765.23          0.61   39.33    6.200      611     90.00        360        358     2
Indiana                             4       366,860.42          0.59   33.03    7.342      581     82.29        360        358     2
Alabama                             1       341,341.25          0.55   43.48    8.250      574     95.00        360        357     3
Arizona                             3       267,956.82          0.43   28.79    8.567      573     82.12        360        358     2
Tennessee                           2       199,980.85          0.32   29.72    7.850      611     90.49        360        358     2
Kentucky                            2       195,715.29          0.31   37.99   10.850      518     93.03        289        287     2
Louisiana                           2       173,070.06          0.28   31.89    8.184      569     87.16        360        358     2
Illinois                            2       161,111.75          0.26   32.40   10.428      505     61.49        360        357     3
Vermont                             1        90,845.90          0.15   49.17    6.850      515     68.94        360        358     2
New Mexico                          1        72,868.94          0.12   43.36    6.550      611     80.22        360        358     2
Nevada                              1        66,296.08          0.11   38.71    7.250      624     80.00        360        358     2
Wisconsin                           1        64,706.36          0.10   44.25    7.650      539     80.00        360        358     2
Iowa                                1        60,101.03          0.10   43.03    7.000      592     80.00        360        358     2
Total:                            237   $62,176,940.55        100.00%  38.36%   7.197%     606     80.08%       357        355     2


--------------------------------------------------------------------------------


Banc of America Securities
LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
 Asset Backed Funding Corporation                     BANC OF AMERICA SECURITIES
 Asset-Backed Certificates, Series 2004-OPT1                  [GRAPHIC OMITTED]
 GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

Range of Gross Margins - (Adjustable Loans Only)

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Gross Margin                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
3.001 - 3.500                       4    $1,336,776.95          3.02%  38.13%   6.077%     660     72.13%       360        357     3
3.501 - 4.000                      11     3,234,371.11          7.30   35.24    6.123      640     83.13        360        357     3
4.001 - 4.500                      25     8,536,990.16         19.28   38.52    6.504      622     79.93        360        357     3
4.501 - 5.000                      38    11,925,725.44         26.93   39.91    6.988      599     80.27        360        358     2
5.001 - 5.500                      24     4,134,556.68          9.34   38.18    7.314      572     80.99        360        358     2
5.501 - 6.000                      25     6,450,712.09         14.57   38.06    7.931      560     79.45        360        358     2
6.001 - 6.500                      13     4,081,044.50          9.22   34.36    7.749      592     78.75        360        358     2
6.501 - 7.000                       7     2,261,669.24          5.11   46.82    8.380      527     80.94        360        358     2
7.001 - 7.500                       3       817,652.32          1.85   43.55    8.605      541     91.51        360        358     2
8.001 - 8.500                      13     1,345,801.92          3.04   33.93    9.733      536     80.48        350        348     2
8.501 - 9.000                       1       156,581.66          0.35   38.36    9.100      570     95.00        360        358     2
Total:                            164   $44,281,882.07        100.00%  38.54%   7.234%     593     80.28%       360        357     2


--------------------------------------------------------------------------------


Banc of America Securities
LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
 Asset Backed Funding Corporation                     BANC OF AMERICA SECURITIES
 Asset-Backed Certificates, Series 2004-OPT1                  [GRAPHIC OMITTED]
 GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

Initial Periodic Rate Cap - (Adjustable Loans Only)

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Initial Cap                   Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
1.000                               1      $378,488.63          0.85%  42.45%   5.900%     682     90.00%       360        357     3
3.000                             163    43,903,393.44         99.15   38.50    7.245      592     80.19        360        357     2
Total:                            164   $44,281,882.07        100.00%  38.54%   7.234%     593     80.28%       360        357     2


Periodic Rate Cap - (Adjustable Loans Only)


                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Periodic Cap                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
1.000                             164   $44,281,882.07        100.00%  38.54%   7.234%     593     80.28%       360        357     2
Total:                            164   $44,281,882.07        100.00%  38.54%   7.234%     593     80.28%       360        357     2

-------------------------------------------------------------------------------


Banc of America Securities
LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
 Asset Backed Funding Corporation                     BANC OF AMERICA SECURITIES
 Asset-Backed Certificates, Series 2004-OPT1                  [GRAPHIC OMITTED]
 GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

Range of Maximum Interest Rates - (Adjustable Loans Only)

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Maximum Rate                   Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
11.001 - 11.500                     3    $1,236,398.95          2.79%  39.68%   5.429%     630     86.33%       360        357     3
11.501 - 12.000                    13     4,061,287.45          9.17   35.04    5.862      631     82.49        360        358     2
12.001 - 12.500                    13     4,920,773.04         11.11   38.77    6.302      632     77.81        360        357     3
12.501 - 13.000                    37    11,300,691.52         25.52   38.29    6.784      614     82.71        360        358     2
13.001 - 13.500                    29     7,483,919.91         16.90   38.61    7.337      571     75.60        360        358     2
13.501 - 14.000                    30     7,158,118.91         16.16   38.13    7.762      570     80.26        360        358     2
14.001 - 14.500                    12     3,138,515.36          7.09   41.04    8.255      568     83.14        360        358     2
14.501 - 15.000                    11     2,521,476.63          5.69   44.06    8.762      547     79.54        360        358     2
15.001 - 15.500                     8     1,746,984.45          3.95   37.71    9.283      548     79.57        360        358     2
15.501 - 16.000                     2       170,785.09          0.39   32.44    9.692      531     74.61        360        357     3
16.001 - 16.500                     3       271,216.07          0.61   31.15   10.336      511     69.01        360        358     2
16.501 - 17.000                     2       195,715.29          0.44   37.99   10.850      518     93.03        289        287     2
17.001 - 17.500                     1        75,999.40          0.17   34.39   11.340      525     65.00        360        358     2
Total:                            164   $44,281,882.07        100.00%  38.54%   7.234%     593     80.28%       360        357     2


--------------------------------------------------------------------------------


Banc of America Securities
LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
 Asset Backed Funding Corporation                     BANC OF AMERICA SECURITIES
 Asset-Backed Certificates, Series 2004-OPT1                  [GRAPHIC OMITTED]
 GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

Range of Minimum Interest Rates - (Adjustable Loans Only)

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Minimum Rate                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
5.001 - 5.500                       3    $1,236,398.95          2.79%  39.68%   5.429%     630     86.33%       360        357     3
5.501 - 6.000                      13     4,061,287.45          9.17   35.04    5.862      631     82.49        360        358     2
6.001 - 6.500                      13     4,920,773.04         11.11   38.77    6.302      632     77.81        360        357     3
6.501 - 7.000                      37    11,300,691.52         25.52   38.29    6.784      614     82.71        360        358     2
7.001 - 7.500                      29     7,483,919.91         16.90   38.61    7.337      571     75.60        360        358     2
7.501 - 8.000                      30     7,158,118.91         16.16   38.13    7.762      570     80.26        360        358     2
8.001 - 8.500                      12     3,138,515.36          7.09   41.04    8.255      568     83.14        360        358     2
8.501 - 9.000                      11     2,521,476.63          5.69   44.06    8.762      547     79.54        360        358     2
9.001 - 9.500                       8     1,746,984.45          3.95   37.71    9.283      548     79.57        360        358     2
9.501 - 10.000                      2       170,785.09          0.39   32.44    9.692      531     74.61        360        357     3
10.001 - 10.500                     3       271,216.07          0.61   31.15   10.336      511     69.01        360        358     2
10.501 - 11.000                     2       195,715.29          0.44   37.99   10.850      518     93.03        289        287     2
11.001 - 11.500                     1        75,999.40          0.17   34.39   11.340      525     65.00        360        358     2
Total:                            164   $44,281,882.07        100.00%  38.54%   7.234%     593     80.28%       360        357     2

--------------------------------------------------------------------------------


Banc of America Securities
LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
 Asset Backed Funding Corporation                     BANC OF AMERICA SECURITIES
 Asset-Backed Certificates, Series 2004-OPT1                  [GRAPHIC OMITTED]
 GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

Next Interest Adjustment Date - (Adjustable Loans Only)

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Next Rate Adjustment Date     Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----

3/1/2004                            1      $378,488.63          0.85%  42.45%   5.900%     682     90.00%       360        357   3
8/1/2005                            1       358,806.95          0.81   41.63    6.990      627     87.80        360        356   4
9/1/2005                           44    14,559,308.05         32.88   39.57    6.940      628     79.61        360        357   3
10/1/2005                          97    25,065,744.14         56.60   38.21    7.409      569     79.95        359        357   2
9/1/2006                            8     1,959,357.06          4.42   38.94    7.265      639     85.50        360        357   3
10/1/2006                          13     1,960,177.24          4.43   33.59    7.450      570     80.98        360        358   2
Total:                            164   $44,281,882.07        100.00%  38.54%   7.234%     593     80.28%       360        357   2

--------------------------------------------------------------------------------


Banc of America Securities
LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.